Exhibit 10.3

APNs 162-16-211-004, 162-16-211-007,

162-16-211-008, and 162-16-211-010;

162-16-310-008, 162-16-310-009,

162-16-310-010, 162-16-310-011 and

162-16-310-013; 162-16-710-020, and

162-16-710-021; and 162-16-711-001

Tax Mailing Address:

Venetian Casino Resort, LLC

c/o Finance Department

201 East Sands Avenue

Las Vegas, Nevada 89109-2617

Recording at the request of

and when recorded mail to:

Stephen A. Cowan, Esq.

DLA Piper Rudnick Gray Cary US LLP

333 Market Street, Suite 3200

San Francisco, California 94105-2150

AMENDED AND RESTATED

DEED OF TRUST, LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,

SECURITY AGREEMENT AND FIXTURE FILING

made by

VENETIAN CASINO RESORT, LLC,

a Nevada limited liability company

and

LAS VEGAS SANDS, INC.,

a Nevada corporation,

jointly and severally

as Trustor,

to

FIRST AMERICAN TITLE INSURANCE COMPANY,

a California corporation,

as Trustee,

for the benefit of

THE BANK OF NOVA SCOTIA, in its capacity

as Administrative Agent, as Beneficiary

THIS INSTRUMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS AND IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS OF CLARK COUNTY, NEVADA UNDER THE NAMES OF VENETIAN CASINO RESORT, LLC AND LAS VEGAS SANDS, INC. AS “DEBTOR” AND THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, AS SECURED PARTY.

THIS INSTRUMENT IS A “CONSTRUCTION MORTGAGE” AS THAT TERM IS DEFINED IN SECTION 104.9334(8) OF THE NEVADA REVISED STATUTES AND SECURES AN OBLIGATION INCURRED FOR THE CONSTRUCTION OF AN IMPROVEMENT UPON LAND. THIS INSTRUMENT IS TO BE GOVERNED BY NRS 106.300 TO 106.400, INCLUSIVE, AND THE MAXIMUM AMOUNT OF PRINCIPAL (AS DEFINED IN NRS 106.345), INCLUDING FUTURE ADVANCES, SECURED BY THIS DEED OF TRUST IS $1,620,000,000 WHICH MAY INCREASE OR DECREASE FROM TIME TO TIME BY AMENDMENT OF THIS INSTRUMENT.

ARTICLE ONE COVENANTS OF TRUSTOR
1.1	Performance of Deed of Trust	13

1.2	General Representations, Covenants and Warranties	13

1.3	Leasehold Estates	14

1.4	Payment of Subject Leases Expenses	14

1.5	Trustor’s Covenants with Respect to Subject Leases	15

1.6	Compliance with Legal Requirements	17

1.7	Impositions	17

1.8	Insurance	17

1.9	Condemnation	18

1.10	Leases	19

1.11	Authorization by Trustor	19

1.12	Security Agreement and Financing Statements	20

1.13	Assignment of Rents and Leases	22

1.14	Rejection of Subject Leases	22

1.15	Beneficiary’s Cure of Trustor’s Default	23

1.16	Use of Land, Phase I-A Air Space and Leased Premises	23

1.17	Affiliates and Restricted Subsidiaries	23

1.18	Merger	23

ARTICLE TWO CORPORATE LOAN PROVISIONS

2.1	Interaction with Credit Agreement	24

2.2	Other Collateral	24

ARTICLE THREE DEFAULTS

3.1	Event of Default	24

ARTICLE FOUR REMEDIES

4.1	Acceleration of Maturity	25

4.2	Protective Advances	25

4.3	Institution of Equity Proceedings	25

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4.4	Beneficiary’s Power of Enforcement	25

4.5	Beneficiary’s Right to Enter and Take Possession, Operate and Apply Income	27

4.6	Leases	28

4.7	Purchase by Beneficiary	28

4.8	Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws	28

4.9	Receiver	29

4.10	Suits to Protect the Trust Estate	29

4.11	Proofs of Claim	29

4.12	Trustor to Pay the Notes on Any Default in Payment; Application of Monies by Beneficiary	30

4.13	Delay or Omission; No Waiver	30

4.14	No Waiver of One Default to Affect Another	30

4.15	Discontinuance of Proceedings; Position of Parties Restored	31

4.16	Remedies Cumulative	31

4.17	Interest After Event of Default	31

4.18	Foreclosure; Expenses of Litigation	31

4.19	Deficiency Judgments	32

4.20	Waiver of July Trial	32

4.21	Exculpation of Beneficiary	32

ARTICLE FIVE RIGHTS AND RESPONSIBILITIES OF TRUSTEE; OTHER PROVISIONS RELATING TO TRUSTEE

5.1	Exercise of Remedies by Trustee	33

5.2	Rights and Privileges of Trustee	33

5.3	Resignation or Replacement of Trustee	33

5.4	Authority of Beneficiary	34

5.5	Effect of Appointment of Successor Trustee	34

5.6	Confirmation of Transfer and Succession	34

5.7	Exculpation	34

5.8	Endorsement and Execution of Documents	34

5.9	Multiple Trustees	35

5.10	Terms of Trustee’s Acceptance	35

ii

ARTICLE SIX MISCELLANEOUS PROVISIONS
6.1	Heirs, Successors and Assigns Included in Parties	35

6.2	Addresses for Notices, Etc.	36

6.3	Change of Notice Address	36

6.4	Headings	37

6.5	Invalid Provisions to Affect No Others	37

6.6	Changes and Priority Over Intervening Liens	37

6.7	Estoppel Certificates	37

6.8	Waiver of Setoff and Counterclaim	37

6.9	Governing Law	37

6.10	Reconveyance	38

6.11	Attorneys’ Fees	38

6.12	Late Charges	38

6.13	Cost of Accounting	39

6.14	Right of Entry	39

6.15	Corrections	39

6.16	Statute of Limitations	39

6.17	Subrogation	39

6.18	Joint and Several Liability	39

6.19	Homestead	39

6.20	Context	39

6.21	Time	39

6.22	Interpretation	40

6.23	Effect of NRS § 107.030	40

6.24	Amendments	40

6.25	No Conflicts	40

ARTICLE SEVEN POWER OF ATTORNEY

7.1	Grant of Power	40

EXHIBIT A	DESCRIPTION OF PHASE I HOTEL/CASINO LAND
EXHIBIT B	DESCRIPTION OF CASINO LEASED PREMISES
EXHIBIT C	DESCRIPTION OF PHASE I-A AIR SPACE
EXHIBIT D	DESCRIPTION OF GONDOLA LEASED PREMISES
EXHIBIT E	DESCRIPTION OF OFFICE SPACE LEASED PREMISES
EXHIBIT F	DESCRIPTION OF SHOWROOM SPACE LEASED PREMISES

iii

AMENDED AND RESTATED

DEED OF TRUST, LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS AND

LEASES, SECURITY AGREEMENT AND FIXTURE FILING

THIS AMENDED AND RESTATED DEED OF TRUST, LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (hereinafter called “Deed of Trust”) is made and effective as of February 22, 2005, by VENETIAN CASINO RESORT, LLC, a Nevada limited liability company (“Venetian”), and LAS VEGAS SANDS, INC., a Nevada corporation (“LVSI” and jointly and severally with Venetian together with all successors and assigns of the Trust Estate (as hereinafter defined), “Trustor”), whose address is 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: General Counsel, to FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, whose address is 180 Cassia Way, Suite 502, Henderson, Nevada 89104, Attention: Julie Skinner, as Trustee (“Trustee”), for the benefit of THE BANK OF NOVA SCOTIA, a Canadian chartered bank (“Beneficiary”), whose address is: 580 California Street, 21st Floor, San Francisco, California 94104, Attention: Mr. Alan Pendergast, in its capacity as Administrative Agent under the Credit Agreement (as defined below).

THE OBLIGATIONS SECURED HEREBY INCLUDE REVOLVING CREDIT OBLIGATIONS WHICH PERMIT BORROWING, REPAYMENT AND REBORROWING. INTEREST ON OBLIGATIONS SECURED HEREBY ACCRUES AT A RATE WHICH MAY FLUCTUATE FROM TIME TO TIME.

R E C I T A L S:

WHEREAS, Trustor, Beneficiary as administrative agent, Goldman as syndication agent, sole lead arranger and sole bookrunner, certain financial institutions as Lenders, and other parties entered into that certain Credit Agreement dated as of August 20, 2004 (the “Existing Agreement”), pursuant to which the Lenders extended certain senior credit facilities to Trustor;

WHEREAS, repayment of the loans made pursuant to the Existing Agreement and performance of the other obligations of Trustor thereunder was secured in part by that certain Deed of Trust, Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of August 20, 2004, recorded in the Official Records of Clark County, Nevada, on August 24, 2004 as Instrument No. 05227 in Book 20040824 (the “Deed of Trust”);

WHEREAS, Trustor, Beneficiary as administrative agent, joint lead arranger and joint bookrunner, Goldman as syndication agent, joint lead arranger and joint bookrunner, certain financial institutions as Lenders, and other parties have amended and restated the Existing Agreement in its entirety pursuant to that certain Amended and Restated Credit Agreement dated as of February 22, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Trustor desires to amend and restate the Deed of Trust in its entirety to provide that the Deed of Trust shall secure payment of all of the indebtedness and performance of all of the obligations of Trustor pursuant to the Credit Agreement, to make certain other modifications of the Deed of Trust as reflected herein, and to expressly acknowledge and affirm the continuing effectiveness and priority of the lien or charge of the Deed of Trust, as amended and restated hereby, as to the repayment of all of the indebtedness and performance of all of the obligations to be performed by Trustor under and pursuant to the Credit Agreement; and

WHEREAS, the Lenders have made it a condition of the Lenders making the Loans that this Deed of Trust be executed and delivered, as herein amended and restated, by Trustor and Beneficiary;

NOW, THEREFORE, with reference to the foregoing Recitals, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Trustor and Beneficiary do hereby amend and restate the Deed of Trust to read in its entirety as follows:

DEFINITIONS — As used in this Deed of Trust, the following terms have the meanings hereinafter set forth:

“Accounts Receivable” shall have the meaning set forth in Section 9-102 (NRS 104.9102) of the UCC for the term “account.”

“Appurtenant Rights” means all and singular tenements, hereditaments, rights, reversions, remainders, development rights, privileges, benefits, Easements, rights-of-way, gores or strips of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and all appurtenances whatsoever and claims or demands of Trustor at law or in equity in any way belonging, benefiting, relating or appertaining to the Site, the air space over the Site, the Project and the Improvements or any of the Trust Estate encumbered by this Deed of Trust, or which hereinafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Trustor, whether or not the same are of record.

“Bankruptcy” means, with respect to any Person that: (i) a court having jurisdiction in the Trust Estate shall have entered a decree or order for relief in respect of such Person in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order has not been stayed; or any other similar relief shall have been granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against such Person, under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the Trust Estate for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over such Person, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of such Person, for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of such Person, and any such event described in this clause (ii) shall continue for 60 days without being dismissed, bonded or discharged; or (iii) such Person shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or such Person shall make any assignment for the benefit of creditors or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due and payable and a period of thirty (30) days shall have elapsed; or (iv) such Person shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due and a period of 30 days shall have elapsed; or the Board of Directors of such Person (or any committee thereof) or the managing member of such Person shall, adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (iii) above or this clause (iv).

“Casino Leased Premises” means the casino and gaming areas of the Project situated in the County of Clark, State of Nevada described in the Casino Lease and more specifically described in Exhibit B attached hereto and incorporated herein.

“Deed of Trust” means this Amended and Restated Deed of Trust, Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing as it may be amended, supplemented, amended and restated, increased or otherwise modified from time to time.

“Default Rate” means the interest rate that shall be due upon an Event of Default pursuant to Section 2.2E of the Credit Agreement.

“Easement” means any easement appurtenant, easement in gross, license agreement or other right running for the benefit of Trustor, the Site or the Project or appurtenant thereto which benefits the Site, the Project or the Improvements, including those easements and licenses which benefit any of the foregoing and are described in the Cooperation Agreement or each title insurance policy issued by the Title Insurer with regard to the Site.

“Event of Default” has the meaning set forth in Section 3.1 hereof.

“FF&E” means all furniture, fixtures, equipment, appurtenances and personal property now or in the future contained in, used in connection with, attached to, or otherwise useful or convenient to the use, operation, or occupancy of, or placed on, but unattached to, any part of the Site, the Project or the Improvements whether or not the same constitutes real property or fixtures in the State, including all removable window and floor coverings, all furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating, cleaning equipment, all elevators, escalators and elevator and escalator plants, cooking facilities, vacuum cleaning systems, public address and communications systems, switchboards, security and surveillance equipment and devices, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings, fixtures, and building materials, all exercise equipment, all gaming and financial equipment, computer equipment, calculators, adding machines, gaming tables, video game and slot machines, and any other electronic equipment of every nature used or located on any part of the Site, the Project or the Improvements, together with all venetian blinds, shades, draperies, drapery and curtain rods, brackets, bulbs, cleaning apparatus, mirrors, lamps, ornaments, cooking apparatus and equipment, china, flatware, dishes, utensils, glassware, ranges and ovens, garbage disposals, dishwashers, mantels, and any and all such property which is at any time installed in, affixed to or placed upon the Site, the Project or the Improvements.

“Gondola Lease” means that certain Lease, dated as of May 17, 2004 by and between Grand Canal and Venetian.

“Gondola Leased Premises” means the real property situated in the County of Clark, State of Nevada, more specifically described in Exhibit D hereto and incorporated herein by reference.

“Grand Canal” means Grand Canal Shops II, LLC, a Delaware limited liability company.

“Imposition” means any taxes, assessments, water rates, sewer rates, maintenance charges, other impositions by any Governmental Instrumentality and other charges now or hereafter levied or assessed or imposed against the Trust Estate or any part thereof, and any amount payable with respect thereto under the Cooperation Agreement or any other Resort Complex Operative Document.

“Improvements” means (1) all the buildings, structures, facilities and improvements of every nature whatsoever now or hereafter situated on the Site or the Project, and (2) all fixtures, machinery, appliances, goods, building or other materials, equipment, including without limitation all gaming equipment and devices, and all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage; all wall-beds, wall-safes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, surveillance and security systems, computers, drapes, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice-boxes and heating units; all kitchen and restaurant equipment, including but not limited to silverware, dishes, menus, cooking utensils, stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, fixtures and furnishings, communication systems, and equipment; all cocktail lounge supplies, including but not limited to bars, glassware, bottles and tables used in connection with the Site, the Project and the Improvements; all chaise lounges, hot tubs, swimming pool heaters and equipment and all other recreational equipment (computerized and otherwise), beauty and barber equipment, and maintenance supplies used in connection with the Site, the Project and Improvements; all amusement rides and attractions attached to the Site, the Project and the Improvements, all specifically designed installations and furnishings, and all furniture, furnishings and personal property of every nature whatsoever now or hereafter owned or leased by Trustor or in which Trustor has any rights or interest and located in or on, or attached to, or used or intended to be used or which are now or may hereafter be appropriated for use on or in connection with the operation of the Site, the Project or the Improvements or any personal property encumbered hereby or any other Improvements, or in connection with any construction being conducted or which may be conducted thereon, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, and all of the right, title and interest of Trustor in and to any such property, which, to the fullest extent permitted by Legal Requirements, shall be conclusively deemed fixtures and improvements and a part of the Trust Estate hereby encumbered.

“Income” means all Rents, security or similar deposits, revenues, issues, royalties, earnings, products or Proceeds, profits, income, including, without limitation, all rights to payment for hotel room occupancy by hotel guests, which includes any payment or monies received or to be received in whole or in part, whether actual or deemed to be, for the sale of services or products in connection with such occupancy, advance registration fees by hotel guests, tour or junket proceeds and deposits, deposits for convention and/or party reservations, and other benefits from the Trust Estate.

“Insolvent” means with respect to any Person, that such Person shall be deemed to be insolvent if such Person shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due and payable and a period of thirty (30) days shall have elapsed.

“Intangible Collateral” means (a) the rights to use all names and all derivations thereof now or hereafter used by Trustor in connection with the Site, the Project or the Improvements, including, without limitation, the names “Venetian” and “Palazzo,” including any variations thereon, together with the goodwill associated therewith, and all names, logos, and designs used by Trustor, or in connection with the Site, the Project or the Improvements or in which Trustor has rights, with the exclusive right to use such names, logos and designs wherever they are now or hereafter used in connection with the Site, the Project or the Improvements (or in connection with the marketing of the thereof together with the “SECC Land” (as defined in the Cooperation Agreement) in accordance with the terms of the Cooperation Agreement), and any and all other trade names, trademarks or service marks, whether or not registered, now or hereafter used in the operation of the Site, the Project or the Improvements, including, without limitation, any interest as a lessee, licensee or franchisee, and, in each case, together with the goodwill associated therewith; (b) subject to the absolute assignment contained herein, the Rents; (c) any and all books, records, customer lists, concession agreements, supply or service contracts, licenses, permits, approvals by Governmental Instrumentalities (to the extent Legal Requirements permit or do not expressly prohibit the pledge of such licenses, permits and approvals), signs, goodwill, casino and hotel credit and charge records, supplier lists, checking accounts, safe deposit boxes (excluding the contents of such deposit boxes owned by Persons other than Trustor), cash, instruments, chattel papers, including inter-company notes and pledges, documents, unearned premiums, deposits, refunds, including but not limited to income tax refunds, prepaid expenses, rebates, tax and insurance escrow and impound accounts, if any, actions and rights in action, and all other claims, including without limitation condemnation awards and insurance proceeds, and all other contract rights and general intangibles resulting from or used in connection with the operation and occupancy of the Trust Estate and the Project and in which Trustor now or hereafter has rights; and (d) general intangibles, vacation license resort agreements or other time share license or right to use agreements, including without limitation all rents, issues, profits, income and maintenance fees resulting therefrom, whether any of the foregoing is now owned or hereafter acquired.

“Land” means the real property situated in the County of Clark, State of Nevada, more specifically described in Exhibit A attached hereto and incorporated herein by reference, including any after acquired title thereto.

“Leased Premises” means, as the context may require, the Gondola Leased Premises, the Office Space Leased Premises, the Showroom Space Leased Premises and the Casino Leased Premises.

“NRS” means the Nevada Revised Statutes as in effect from time to time.

“Office Space Lease” means that certain Lease, dated as of May 17, 2004, by and between Grand Canal and Venetian.

“Office Space Leased Premises” means the real property situated in the County of Clark, State of Nevada, more specifically described in Exhibit E attached hereto and incorporated herein by reference.

“Personal Property” has the meaning set forth in Section 1.12.

“Phase I-A Air Space” means the real property situated in the County of Clark, State of Nevada, more specifically described in Exhibit C attached hereto and incorporated herein by reference, including any after acquired title thereto.

“Proceeds” has the meaning assigned to it under the UCC and, in any event, shall include but not be limited to (i) any and all proceeds of any insurance (including without limitation property casualty and title insurance), indemnity, warranty or guaranty payable from time to time with respect to all or a portion of the Trust Estate; (ii) any and all proceeds in the form of accounts, security deposits, tax escrows (if any), down payments (to the extent Legal Requirements permit the same may to be pledged), collections, contract rights, documents, instruments, chattel paper, Liens and security instruments, guarantees or general intangibles relating in whole or in part to the Site, the Project or the Improvements and all rights and remedies of whatever kind or nature Trustor or its Restricted Subsidiaries may hold or acquire for the purpose of securing or enforcing any obligation due Trustor or then Restricted Subsidiaries thereunder; (iii) any and all payments in any form whatsoever made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trust Estate by any Governmental Instrumentality; (iv) subject to the absolute assignment contained herein, the Rents or other benefits arising out of, in connection with or pursuant to the Casino Lease or any Space Lease of the Trust Estate; and (v) any and all other amounts from time to time paid or payable in connection with any of the Trust Estate; provided, however, that neither the Trustor nor its Restricted Subsidiaries is authorized to sell, transfer, convey, mortgage, pledge, grant rights in or otherwise dispose of any of the Trust Estate unless permitted under the Credit Agreement.

“Project” means the Venetian Casino Resort consisting of an approximately 4,000 suite hotel, gaming facility of approximately 116,000 square feet and a meeting and conference center of approximately 650,000 square feet located at 3355 Las Vegas Boulevard South, Clark County, Nevada, but excluding the mall component thereof.

“Rents” means all rents, room revenues, Income, receipts, issues, profits, revenues and maintenance fees, room, food and beverage revenues, license and concession fees, Proceeds and other benefits to which Trustor or its Restricted Subsidiaries may now or hereafter be entitled from the Site, the Project or the Improvements therein or thereon, as applicable, or any property encumbered hereby or any business or other activity conducted by Trustor or any of its Restricted Subsidiaries at the Site, the Project or the Improvements.

“Site” means the Land, the Phase I-A Air Space, the Gondola Leased Premises, the Office Space Leased Premises, the Showroom Space Leased Premises, the Easements and, if the context so requires, the Casino Leased Premises.

“Showroom Space Lease” means that certain Lease, dated as of May 17, 2004, by and between Grand Canal and Venetian.

“Showroom Space Leased Premises” means the real property situated in the County of Clark, State of Nevada, more specifically described in Exhibit F attached hereto and incorporated herein by reference.

“Space Leases” means any and all leases (excluding the Subject Leases), subleases, lettings, licenses, concessions, operating agreements, management agreements, and all other agreements affecting all or a portion of the Trust Estate, that Trustor or any of its Restricted Subsidiaries has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, that give any Person the right to conduct its business on, or otherwise use, operate or occupy, all or any portion of the Site, the Project or the Improvements including, without limitation, the right to use or occupy space for kiosk(s) or vendor cart(s), and all rights of Trustor or any Restricted Subsidiary (if any) thereto or therefrom and any leases, agreements or arrangements permitting anyone to enter upon or use all or any portion of the Trust Estate to extract or remove natural resources of any kind, together with all amendments, extensions, and renewals of the foregoing entered into in compliance with the Credit Agreement, together with all rental, occupancy, service, maintenance or any other similar agreements pertaining to use or occupation of, or the rendering of services at the Site, the Project, the Improvements or any part thereof.

“Space Lessee(s)” means any and all tenants, licensees, or other grantees of the Space Leases and any and all guarantors, sureties, endorsers or others having primary or secondary liability with respect to such Space Leases.

“State” means the State of Nevada.

“Subject Leases” means the Casino Lease, the Office Space Lease, the Showroom Space Lease and the Gondola Lease.

“Tangible Collateral” means all personal property, goods, equipment, supplies, building and other materials of every nature whatsoever and all other tangible personal property constituting a part or portion of the Project and/or used in the operation of the hotel, casino, restaurants, stores, parking facilities, observation tower and all other Improvements on the Site or the Project including but not limited to communication systems, visual and electronic surveillance systems and transportation system and not constituting a part of the real property subject to the Lien of this Deed of Trust and including all property and materials stored therein in which Trustor or any Restricted Subsidiary has an interest and all tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, vehicles, fuel, advertising and promotional material, blueprints, surveys, plans and other documents relating to the Site, the Project or the Improvements, and all construction materials and all furnishings, fixtures and equipment, including, but not limited to, all FF&E and all equipment and devices which are or are to be installed and used in connection with the operation of the Site, the Project or the Improvements those items of furniture, fixtures and equipment which are to be purchased or leased by Trustor or its Restricted Subsidiaries, machinery and any other items of personal property in which Trustor or its Restricted Subsidiaries now or hereafter own or acquire an interest or right and which are used or useful in the construction, operation, use and occupancy of the Site, the Project or the Improvements and all present and future right and interest of Trustor or its Restricted Subsidiaries in and to any casino operator’s agreement (to the extent same may be pledged under Nevada Gaming Laws), license agreement or sublease agreement used in connection with the Site, the Project or the Improvements.

“Title Insurer” means First American Title Insurance Company, a California corporation, or an Affiliate thereof.

“Trust Estate” means all of the property described in Granting Clauses (A) through (N) below, inclusive, and each item of property therein described, provided, however, that such term shall not include the property described in Granting Clause (O) below.

“UCC” means the Uniform Commercial Code in effect in the State from time to time, NRS chapters 104 and 104A.

The following terms shall have the meaning assigned to such terms in the Credit Agreement:

Affiliate

Asset Sale

Bankruptcy Code

Business Day

Casino Lease

Closing Date

Collateral

Collateral Documents

Cooperation Agreement

FF&E Facility

Gaming License

Governmental Instrumentality

HVAC Ground Lease

Legal Requirements

Lenders

Lien

Loan Documents

Net Loss Proceeds

Nevada Gaming Authorities

Nevada Gaming Laws

Notes

Obligations

Operative Documents

Permitted Liens

Person

Requisite Lenders

Restricted Subsidiary

Resort Complex

Resort Complex Operative Document

Specified FF&E

Subsidiary

Subsidiary Guarantor

In addition, any capitalized terms used in this Deed of Trust (including the Recitals hereto) which are not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

IN CONSIDERATION OF TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, AND FOR THE PURPOSE OF SECURING in favor of Beneficiary (1) the due and punctual payment of the portion of the Obligations evidenced by the Notes in the principal amount of ONE BILLION SIX HUNDRED TWENTY MILLION AND 00/100 DOLLARS or so much thereof as may be advanced from time to time; (2) the performance of the Obligations and each covenant and agreement of Trustor and the Restricted Subsidiaries contained in the Credit Agreement, herein or in the other Loan Documents; (3) the payment of such additional loans or advances as hereafter may be made to either Trustor (individually or jointly and severally with any other Person), its successors or assigns or any Restricted Subsidiary, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust; provided, however, that any and all future advances by Beneficiary or Lenders to either Trustor or any of its Restricted Subsidiaries made for the improvement, protection or preservation of the Trust Estate, together with interest at the interest rate provided in the Credit Agreement, shall be automatically secured hereby unless such a note or instrument evidencing such advances specifically recites that it is not intended to be secured hereby and (4) the payment of all sums expended or advanced by Beneficiary or Lenders under or pursuant to the terms hereof or to protect the security hereof (including Protective Advances as such term is defined in Section 4.2 hereof), together with interest thereon as herein provided, Trustor, in consideration of the premises, and for the purposes aforesaid, does hereby ASSIGN, BARGAIN, CONVEY, PLEDGE, RELEASE, HYPOTHECATE, WARRANT, AND TRANSFER WITH POWER OF SALE UNTO TRUSTEE IN TRUST FOR THE BENEFIT OF BENEFICIARY AND THE LENDERS each of the following:

(A) Trustor’s interest in the Site and the leasehold estates created pursuant to the Casino Lease and the other Subject Leases (in each case, to the extent permitted by, or not prohibited by, the Nevada Gaming Laws and other applicable law);

(B) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to the Project and the Improvements;

(C) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to all Appurtenant Rights;

(D) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to the Tangible Collateral to the extent permitted by, or not prohibited by, the Nevada Gaming Laws and other applicable Legal Requirements;

(E) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to the Intangible Collateral to the extent permitted by, or not prohibited by, Nevada Gaming Laws and other applicable law;

(F) TOGETHER WITH (i) all the estate, right, title and interest of Trustor of, in and to all judgments and decrees, insurance proceeds, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of any of the property described in Granting Clauses (A), (B), (C), (D), (E), (J), (K), and (L) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in Granting Clauses (A), (B), (C), (D), (E), (J), (K), and (L) hereof or any part thereof, or to any Appurtenant Rights thereto, and Beneficiary is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittance therefor, and (subject to the terms of the Credit Agreement) to apply the same to the extent constituting Net Loss Proceeds toward the payment of the Obligations and other sums secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable; (ii) all proceeds of any sales or other dispositions of the property or rights described in Granting Clauses (A), (B), (C), (D), (E), (J), (K), and (L) hereof or any part thereof whether voluntary or involuntary, provided, however, that the foregoing shall not be deemed to permit Asset Sales except as specifically permitted in the Credit Agreement; and (iii) whether arising from any voluntary or involuntary disposition of the Collateral described in Granting Clauses (A), (B), (C), (D), (E), (J), (K), and (L), all Proceeds, products, replacements, additions, substitutions, renewals and accessions, remainders, reversions and after-acquired interest in, of and to such Collateral;

(G) TOGETHER WITH, the absolute assignment of the Casino Lease or any Space Leases or any part thereof that Trustor has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, together with all of the following (including all “Cash Collateral” within the meaning of the Bankruptcy Code) arising from the Space Leases: (a) Rents and Income (subject, however, to the aforesaid absolute assignment to Trustee for the benefit of Beneficiary and the revocable license hereinbelow granted to Trustor to collect the Rents), (b) all guarantees, letters of credit, security deposits, collateral, cash deposits, and other credit enhancement documents, arrangements and other measures with respect to the Space Leases or the Casino Lease, (c) all of Trustor’s right, title, and interest under the Space Leases or the Casino Lease, including the following: (i) the right to receive and collect the Rents from the lessee, sublessee or licensee, or their successor(s), under any Space Lease(s) or the Casino Lease and (ii) the right to enforce against any tenants thereunder and otherwise any and all remedies under the Space Leases or the Casino Lease, including Trustor’s right to evict from possession any tenant thereunder or to retain, apply, use, draw upon, pursue, enforce or realize upon any guaranty of any Space Lease or the Casino Lease; to terminate, modify, or amend the Space Leases; to obtain possession of, use, or occupy, any of the real or personal property subject to the Space Leases or the Casino Lease; and to enforce or exercise, whether at law or in equity or by any other means, all provisions of the Space Leases or the Casino Lease and all obligations of the tenants thereunder based upon (A) any breach by such tenant under the applicable Space Lease or the Casino Lease (including any claim that Trustor may have by reason of a termination, rejection, or disaffirmance of such Space Lease or Casino Lease pursuant to the Bankruptcy Code) and (B) the use and occupancy of the premises demised, whether or not pursuant to the applicable Space Lease or the Casino Lease (including any claim for use and occupancy arising under landlord-tenant law of the State or the Bankruptcy Code). A revocable license is hereby granted to Trustor, so long as no Event of Default has occurred and is continuing hereunder, to collect and use the Rents, as they become due and payable, but not more than one (1) month in advance thereof. Upon the occurrence of an Event of Default, the permission hereby granted to Trustor to collect the Rents shall automatically be revoked without notice until such time as such Event of Default is cured and such cure is accepted by the Beneficiary; provided, however, to the extent that the Required Lenders rescind and annul an acceleration of the Loans in accordance with the provisions of the last paragraph of Section 8 of the Credit Agreement, such revocable license shall be reinstated. Beneficiary shall have the right, at any time and from time to time, to notify any Space Lessee of the rights of Beneficiary as provided by this Section (G);

Notwithstanding anything to the contrary contained herein, the foregoing provisions of this Granting Clause (G) shall not constitute an assignment for purposes of security but shall to the extent permitted by, or not prohibited by, the Nevada Gaming Laws and other applicable law constitute an absolute and present assignment of the Rents to Beneficiary, subject, however, to the conditional license given to Trustor to collect and use the Rents as hereinabove provided; and the existence or exercise of such right of Trustor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Trustor;

(H) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to any and all maps, plans, specifications, surveys, studies, tests, reports, data and drawings relating to the development of the Site, the Project or the Improvements including, without limitation, all marketing plans, feasibility studies, soils tests, design contracts and all contracts and agreements of Trustor relating thereto including, without limitation, architectural, structural, mechanical and engineering plans and specifications, studies, data and drawings prepared for or relating to the development of the Site, the Project or the Improvements or the construction, renovation or restoration of any of the Improvements or the extraction of minerals, sand, gravel or other valuable substances from the Site, the Project or the Improvements and purchase contracts or any agreement granting Trustor a right to acquire any land situated within Clark County, Nevada;

(I) TOGETHER WITH, to the extent permitted by, or not prohibited by, the Nevada Gaming Laws and other applicable Legal Requirements, all the estate, right, title and interest of Trustor of, in and to any and all licenses, permits, variances, special permits, franchises, certificates, rulings, certifications, validations, exemptions, filings, registrations, authorizations, consents, approvals, waivers, orders, rights and agreements (including, without limitation, options, option rights, contract rights now or hereafter obtained by Trustor from any Governmental Instrumentality having or claiming jurisdiction over the Site, the Project, the Improvements or any other element of the Trust Estate or providing access thereto, or the operation of any business on, at or from the Site, the Project or the Improvements including, without limitation, any liquor or Gaming Licenses, (except for any registrations, licenses, findings of suitability or approvals issued by the Nevada Gaming Authorities or any other liquor or gaming licenses which are non-assignable); provided, that upon an Event of Default hereunder or under the Credit Agreement, if Beneficiary is not qualified under the Nevada Gaming Laws to hold such Gaming Licenses, then Beneficiary may designate an appropriately qualified third party to which an assignment of such Gaming Licenses can be made in compliance with the Nevada Gaming Laws;

(J) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to all water stock, water permits and other water rights relating to the Site, the Project or the Improvements;

(K) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to all oil and gas and other mineral rights, if any, in or pertaining to the Site, the Project or the Improvements and all royalty, leasehold and other rights of Trustor pertaining thereto;

(L) TOGETHER WITH any and all monies and other property, real or personal, which may from time to time be subjected to the Lien hereof by Trustor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of Trustee or Beneficiary pursuant to this Deed of Trust or any Loan Document granting a security interest to the Beneficiary, including, without limitation, any Protective Advances under this Deed of Trust; and all of Trustor’s right, title, and interest in and to all extensions, improvements, betterments, renewals, substitutes for and replacements of, and all additions, accessions, and appurtenances to, any of the foregoing that Trustor may subsequently acquire or obtain by any means, or construct, assemble, or otherwise place on any of the Trust Estate, and all conversions of any of the foregoing; it being the intention of Trustor that all property hereafter acquired by Trustor and required by this Deed of Trust or any Loan Document granting a security interest to the Beneficiary to be subject to the Lien of this Deed of Trust or intended so to be shall forthwith upon the acquisition thereof by Trustor be subject to the Lien of this Deed of Trust as if such property were now owned by Trustor and were specifically described in this Deed of Trust and granted hereby or pursuant hereto, and Trustee and Beneficiary are hereby authorized, subject to Nevada Gaming Laws and other applicable Legal Requirements, to receive any and all such property as and for additional security for the obligations secured or intended to be secured hereby. Trustor agrees to take any action as may reasonably be necessary to evidence and perfect such Liens or security interests, including, without limitation, the execution of any documents necessary to evidence and perfect such Liens or security interests;

(M) TOGETHER WITH, to the extent permitted by applicable Legal Requirements, any and all Accounts Receivable and all royalties, earnings, Income, proceeds, products, Rents, revenues, reversions, remainders, issues, profits, avails, production payments, and other benefits directly or indirectly derived or otherwise arising from any of the foregoing, all of which are hereby assigned to Beneficiary, who, except as otherwise expressly provided in this Deed of Trust (including the provisions of Section 1.13 hereof), is authorized to collect and receive the same, to give receipts and acquittances therefor and to apply the same to the Obligations secured hereunder, whether or not then due and payable;

(N) TOGETHER WITH Proceeds of the foregoing property described in Granting Clauses (A) through (M);

(O) TOGETHER WITH Trustor’s rights further to assign, sell, lease, encumber or otherwise transfer or dispose of the property described in Granting Clauses (A) through (N) inclusive, above, for debt or otherwise; and

(P) EXPRESSLY EXCLUDING, HOWEVER, (i) Specified FF&E, (ii) any assets which if pledged, hypothecated or given as collateral security would require Trustor to seek approval of any Nevada Gaming Authority of the pledge, hypothecation or collateralization, or require the Beneficiary or any Person to be licensed, qualified or found suitable by an applicable Nevada Gaming Authority, (iii) any contracts, contract rights, permits or general intangibles, which by their terms or the operation of law prohibit or do not allow assignment or require any consent for assignment which has not been obtained or which would be breached by virtue of a security interest being granted therein and (iv) any property or assets subject to a Lien permitted under clauses (ii), (xxi), (xxiii)(b), (xxiv), (xxv) and (xxviii) of the definition of Permitted Liens contained in the Credit Agreement.

Trustor, for itself and its successors and assigns, covenants and agrees to and with Trustee that, at the time or times of the execution of and delivery of these presents or any instrument of further assurance with respect thereto, Trustor has good right, full power and lawful authority to assign, grant, convey, warrant, transfer, bargain or sell its interests in the Trust Estate in the manner and form as aforesaid, and that the Trust Estate is free and clear of all Liens whatsoever, except the Permitted Liens, and Trustor shall warrant and forever defend the Trust Estate in the quiet and peaceable possession of Trustee and its successors and assigns against all and every Person lawfully or otherwise claiming or to claim the whole or any part thereof, subject to Permitted Liens. Trustor agrees that any greater title to the Trust Estate hereafter acquired by Trustor during the term hereof shall be automatically subject hereto.

ARTICLE ONE

COVENANTS OF TRUSTOR

The Beneficiary and Lenders have been induced to enter into the Credit Agreement and the other Loan Documents and to make the Loans to Trustor on the basis of the following material covenants, all agreed to by Trustor:

1.1 Performance of Deed of Trust. Trustor shall perform, observe and comply and shall cause each Subsidiary Guarantor to perform, observe and comply with each and every provision hereof and of the other Loan Documents and shall promptly pay, when payment shall become due, the principal with interest thereon, the other Obligations and all other sums required to be paid by Trustor hereunder and thereunder, as the case may be.

1.2 General Representations, Covenants and Warranties. Trustor represents, covenants and warrants that: (a) Trustor has good and marketable title to an indefeasible fee estate in the Site (other than the Leased Premises) and a valid leasehold interest in the Leased Premises, free and clear of all Liens except Permitted Liens, and that it has the right to hold, occupy and enjoy its interest in the Trust Estate, and has good right, full power and lawful authority to subject the Trust Estate to the Lien of this Deed of Trust and pledge the same as provided herein and Beneficiary may at all times peaceably and quietly enter upon, hold, occupy and enjoy the entire

Trust Estate in accordance with the terms hereof; (b) neither Trustor nor any of its Subsidiaries is Insolvent and no bankruptcy or insolvency proceedings are pending or contemplated by or, to the best of Trustor’s knowledge, threatened against Trustor nor any of its Subsidiaries; (c) all costs arising from construction of any Improvements, the performance of any labor and the purchase of all Tangible Collateral and the Improvements have been or shall be paid when due (subject to the provisions of the Credit Agreement and this Deed of Trust); (d) the Site and the Leased Premises (other than the Phase I-A Air Space) have frontage on, and direct access for ingress and egress to dedicated street(s); (e) Trustor shall at all times conduct and operate the Trust Estate in a manner so as not to lose, or permit any Restricted Subsidiary to lose the right to conduct gaming activities at the Project; (f) no material part of the Trust Estate has been damaged, destroyed, condemned or abandoned, other than those portions of the Trust Estate that have been the subject of condemnation proceedings that have resulted in the conveyance of such portion of the Trust Estate to the Trustor; (g) no part of the Trust Estate is the subject of condemnation proceedings and Trustor has no knowledge of any contemplated or pending condemnation proceeding with respect to any portion of the Trust Estate other than condemnation proceedings set forth in Exhibit D; and (h) Trustor acknowledges and agrees that it presently uses, and has in the past used, certain trade or fictitious names in connection with the operation of the business at the Trust Estate, including the names “Venetian,” and “Palazzo” (all of the foregoing, collectively, the “Enumerated Names”). For all purposes of this Deed of Trust it shall be deemed that the term “Trustor” includes, in addition to “Venetian Casino Resort, LLC” and “Las Vegas Sands, Inc.” all trade or fictitious, names that Venetian, LVSI (or any successor or assign thereof) now or hereafter uses, or has in the past used with respect to the Site, the Project or the Improvements without limitation, with the same force and effect as if this Deed of Trust had been executed in all such names (in addition to “Venetian Casino Resort, LLC” and “Las Vegas Sands, Inc.”).

1.3 Leasehold Estates. Trustor represents, covenants and warrants: (a) that the Subject Leases are in full force and effect and unmodified; (b) Trustor will defend the leasehold estate under each Subject Lease for the entire remainder of the term set forth in each of the said Subject Leases against all and every Person or Persons lawfully claiming, or who may claim the same or any part thereof, subject to the payment of the rents in the Subject Leases reserved and subject to the performance and observance of all of the terms, covenants, conditions and warranties thereof; (c) that there is no uncured default under any Subject Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of the lessor or the lessee to be observed and performed and that no state of facts exist under a Subject Lease which, with the lapse of time or giving of notice or both would constitute a default thereunder.

1.4 Payment of Subject Leases Expenses. The Trustor shall pay or cause to be paid on or prior to the date due all rents, additional rents and other Impositions payable by the lessor or the lessee under the Subject Leases for which provision has not been made hereinbefore, when and as often as the same shall become due and payable and the pro rata share, if any, of all amounts payable under the Cooperation Agreement allocable to the Site, the Project and the Improvements. Trustor will in every case deliver, or cause to be delivered, proper receipts for any such item so paid and will within ten (10) days after the time when such payment shall be due and payable deliver to the Beneficiary, a copy of the receipts for any such payments.

1.5 Trustor’s Covenants with Respect to Subject Leases.

(a) The Trustor shall at all times promptly and faithfully keep and perform, or cause to be kept and performed, all the covenants and conditions contained in the Subject Leases to be kept and performed by the lessor or the lessee under the Subject Leases and in all respects conform to and comply with the terms and conditions of the Subject Leases. The Trustor further covenants that it shall not do or permit anything to occur or omit to occur which will impair or tend to impair the security of this Deed of Trust or will be grounds for declaring a forfeiture of any Subject Lease, and upon any such failure as aforesaid, Trustor shall be subject to all of the rights and remedies granted Beneficiary in this Deed of Trust.

(b) Except as otherwise permitted in the Credit Agreement, Trustor shall not modify, extend or in any way alter the terms of the Subject Leases or cancel or surrender said Subject Leases, or waive, execute, condone or in anyway release or discharge the lessor thereunder of or from the obligations, covenants, conditions and agreements by said lessor to be done and performed; and Trustor does expressly release, relinquish and surrender unto Beneficiary all of its rights, power and authority to cancel, surrender, amend, modify or alter in any way the terms and provisions of the Subject Leases and any attempt on the part of Trustor to exercise any such right without the written approval and consent of Beneficiary thereto being first had and obtained shall constitute an Event of Default under the terms hereof and the Loan Documents and all Obligations and other sums secured hereby shall, at the option of Beneficiary, become due and payable forthwith.

(c) The Notes and all other Obligations of Trustor to Beneficiary under the Loan Documents shall immediately become due and payable at the option of Beneficiary, if Trustor fails to give Beneficiary immediate notice of any default under the Subject Leases or of the receipt by it of any notice of default from the Lessor thereunder, or if Trustor fails to furnish to Beneficiary immediately any and all information which it may request concerning the performance by Trustor of the covenants of the Subject Leases, or if Trustor fails to permit Beneficiary or its representative at all reasonable times to make investigation or examination concerning the performance by Trustor of the covenants of the Subject Leases, or if Trustor fails to permit Lender or its representative at all reasonable time to make investigation or examination concerning such performance. Trustor shall deliver to Beneficiary an original executed copy of each Subject Lease, an estoppel certificate from the Lessor within ten (10) days of request by Beneficiary and in such form and content as shall be satisfactory to Beneficiary, as well as any and all documentary evidence received by it showing compliance by Trustor with the provisions of the Subject Leases.

(d) In the event of any failure by Trustor to perform or cause the performance of any covenant on the part of lessor or lessee to be observed and performed under the Subject Leases, the performance by Beneficiary on behalf of Trustor of the applicable Subject Leas covenant shall not remove or waive, as between Trustor and Beneficiary, the corresponding Event of Default under the terms hereof and any amount so advanced by Beneficiary or any costs incurred in connection therewith, with interest thereon at the Default Rate shall constitute additional Obligations secured hereby and be immediately due and payable.

(e) To the extent permitted by law, the price payable by Trustor, or by any other party so entitled, in the exercise of the right of redemption, if any, shall include all rents paid and other sums advanced by Beneficiary, on behalf of Trustor, as lessee under the Subject Leases.

(f) Beneficiary shall have the right upon notice to Trustor to participate in the adjustment and settlement of any insurance proceeds and in the determination of any condemnation award under the Subject Leases to the extent and in the manner provided in the Subject Leases.

(g) The Lien of this Deed of Trust shall attach to all of Trustor’s rights and remedies at any time arising under or pursuant to Section 365(h) of the Bankruptcy Code, including, without limitation, all of Trustor’s rights to remain in possession of the Site, the Project, the Improvements and the Leased Premises. Trustor shall not elect to treat the Subject Leases as terminated under Section 365(h)(1) of the Bankruptcy Code, and any such election shall be void.

(i) If pursuant to Section 365(h)(2) of the Bankruptcy Code, Trustor shall seek to offset against the rent reserved in the Subject Leases the amount of any damages caused by the nonperformance by the lessor or any other Person of any of their respective obligations thereunder after the rejection by the lessor or such other Person of the Subject Leases under the Bankruptcy Code, then Trustor shall, prior to effecting such offset, notify Beneficiary of its intent to do so, setting forth the amount proposed to be so offset and the basis therefor. Beneficiary shall have the right to object to all or any part of such offset that, in the reasonable judgment of Beneficiary, would constitute a breach of the Subject Leases, and in the event of such objection, Trustor shall not effect any offset of the amounts found objectionable by Beneficiary. Neither Beneficiary’s failure to object as aforesaid nor any objection relating to such offset shall constitute an approval of any such offset by Beneficiary.

(ii) If any action, proceeding, motion or notice shall be commenced or filed in respect of the lessor under the Subject Leases or any other party or in respect of the Subject Leases in connection with any case under the Bankruptcy Code, then Beneficiary shall have the option to intervene in any such litigation with counsel of Beneficiary’s choice. Beneficiary may proceed in its own name in connection with any such litigation, and Trustor agrees to execute any and all powers, authorizations, consents or other documents required by Beneficiary in connection therewith.

(iii) Trustor shall, after obtaining knowledge thereof, promptly notify Beneficiary of any filing by or against the lessor or other party with an interest in the Leased Premises of a petition under the Bankruptcy Code. Trustor shall promptly deliver to Beneficiary, following receipt, copies of any and all notices, summonses, pleadings, applications and other documents received by Trustor in connection with any such petition and any proceedings relating thereto.

(iv) If there shall be filed by or against Trustor a petition under the Bankruptcy Code, and Trustor, as lessee under the Subject Leases, shall determine to reject the Subject Leases pursuant to Section 365(a) of the Bankruptcy Code, then Trustor shall give Beneficiary a notice of the date on which Trustor shall apply to the bankruptcy court for authority to reject the Subject Leases (such notice to be no later than twenty (20) days prior to such date). Beneficiary shall have the right, but not the obligation, to serve upon Trustor at any time prior to the date on which Trustor shall so apply to the bankruptcy court a notice stating that Beneficiary demands that Trustor assume and assign the Subject Leases to Beneficiary pursuant to Section 365 of the Bankruptcy Code. If Beneficiary shall serve upon Trustor the notice described in the preceding sentence, to the extent permitted by law Trustor shall not seek to reject the Subject Leases and shall comply with the demand provided for in the preceding sentence. In addition, effective upon the entry of an order for relief with respect to Trustor under the Bankruptcy Code, Trustor hereby assigns and transfers to Beneficiary a non-exclusive right to apply to the bankruptcy court under Section 365(d)(4) of the Bankruptcy Code for an order extending the period during which the Subject Leases may be rejected or assumed; and shall (a) promptly notify Beneficiary of any default by Trustor in the performance or observance of any of the terms, covenants or conditions on the part of Trustor to be performed or observed under the Subject Leases and of the giving of any written notice by the lessor thereunder to Trustor of any such default, and (b) promptly cause a copy of each written notice given to Trustor by the lessor under the Subject Leases to be delivered to Beneficiary. Beneficiary may rely on any notice received by it from any such lessor of any default by Trustor under the Subject Leases and may take such action as may be permitted by law to cure such default even though the existence of such default or the nature thereof shall be questioned or denied by Trustor or by any Person on its behalf.

1.6 Compliance with Legal Requirements. Trustor shall promptly, fully, and faithfully comply in all material respects with all Legal Requirements and shall cause all portions of the Trust Estate and its use and occupancy to fully comply in all material respects with Legal Requirements at all times, whether or not such compliance requires work or remedial measures that are ordinary or extraordinary, foreseen or unforeseen, structural or nonstructural, or that interfere with the use or enjoyment of the Trust Estate.

1.7 Impositions. Except as otherwise permitted by Section 6.3 of the Credit Agreement, (a) Trustor shall pay all Impositions as they become due and payable and shall deliver to Beneficiary promptly upon Beneficiary’s request, evidence satisfactory to Beneficiary that the Impositions have been paid or are not delinquent; (b) Trustor shall not suffer to exist, permit or initiate the joint assessment of the real and personal property, or any other procedure whereby the Lien of Impositions and the Lien of the personal property taxes shall be assessed, levied or charged to the Site, the Project and the Improvements as a single Lien, except as may be required by Legal Requirements; and (c) in the event of the passage of any law deducting from the value of real property for the purposes of taxation any Lien thereon, or changing in any way the taxation of deeds of trust or obligations secured thereby for state or local purposes, or the manner of collecting such Impositions or taxes and imposing an Imposition or tax, either directly or indirectly, on this Deed of Trust or the Notes, Trustor shall pay all such Impositions and taxes and all payments required with respect to Impositions and taxes pursuant to the terms of the Cooperation Agreement (including, without limitation, Article VI thereof).

1.8 Insurance.

(a) Insurance Requirements and Proceeds.

(i) Hazard Insurance. Trustor shall at its sole expense obtain for, deliver to, assign and maintain for the benefit of Beneficiary, during the term of this Deed of Trust, insurance policies insuring the Trust Estate and liability insurance policies, all in accordance with the requirements of Section 6.4 of the Credit Agreement, if applicable, and Article X of the Cooperation Agreement. Trustor shall promptly pay when due any premiums on such insurance policies and on any renewals thereof and all payments required with respect to the procurement of insurance pursuant to the terms of the Cooperation Agreement (including, without limitation, Article VI thereof). In the event of the foreclosure of this Deed of Trust or any other transfer of title to the Trust Estate in extinguishment of the Obligations and other sums secured hereby, all right, title and interest of Beneficiary in and to all insurance policies and renewals thereof then in force shall pass to the purchaser or grantee.

(ii) Handling of Proceeds. All Proceeds from any insurance policies shall be disbursed in accordance with the provisions of Section 6.4 of the Credit Agreement, if applicable, or otherwise in accordance with Articles X and XI of the Cooperation Agreement. All Proceeds of insurance allocable to Trustor, as owner of the Site, the Project and the Improvements and attributable to business interruption insurance shall be collected, held, handled and disbursed in accordance with Section 6.4 of the Credit Agreement, if applicable, or otherwise in accordance with Articles X and XI of the Cooperation Agreement. All Net Loss Proceeds shall be applied by Trustor in accordance with Section 2.4B(iii)(b) of the Credit Agreement.

(b) Compliance with Insurance Policies. Trustor shall not violate or permit to be violated any of the conditions or provisions of any policy of insurance required by the Credit Agreement, the Cooperation Agreement or this Deed of Trust and Trustor shall so perform and satisfy the requirements of the companies writing such policies that, at all times, companies of good standing shall be willing to write and/or continue such insurance. Trustor further covenants to promptly send to Beneficiary all notices relating to any violation of such policies or otherwise affecting Trustor’s insurance coverage or ability to obtain and maintain such insurance coverage.

1.9 Condemnation. Beneficiary is hereby authorized, at its option, to commence, appear in and prosecute in its own or Trustor’s name any action or proceeding relating to any condemnation and, subject to Article XII of the Cooperation Agreement, to settle or compromise any claim in connection therewith, and Trustor hereby appoints Beneficiary as its attorney-in-fact to take any action in Trustor’s name pursuant to Beneficiary’s rights hereunder. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Trust Estate, or any portion thereof, Trustor shall notify the Trustee and Beneficiary of the pendency of such proceedings. Trustor from time to time shall execute and deliver to Beneficiary all instruments requested by it to permit such participation; provided, however, that such instruments shall be deemed as supplemental to the foregoing grant of permission to Trustee and Beneficiary, and unless otherwise required, the foregoing permission shall, without more, be deemed sufficient to permit Trustee and/or Beneficiary to participate in such proceedings on behalf of Trustor. All such compensation awards, damages, claims, rights of action and Proceeds, and any other payments or relief, and the right thereto, whether paid to Beneficiary or Trustor, are included in the Trust Estate. Beneficiary, after deducting therefrom all its expenses, including reasonable attorneys fees, shall apply all Proceeds paid directly to it in accordance with the provisions of Section 6.4(C) of the Credit Agreement. All such Proceeds paid directly to the Trustor shall be applied by Trustor in accordance with Article XII of the Cooperation Agreement and Section 2.4B(iii)(b) of the Credit Agreement. Trustor hereby waives any rights it may have under NRS 37.115, as amended or recodified from time to time.

1.10 Space Leases.

(a) Trustor represents and warrants that:

(i) Trustor has delivered to Beneficiary true, correct and complete copies of all Space Leases, including all amendments and modifications, written or oral existing as of the Closing Date;

(ii) Trustor has not executed or entered into any modifications or amendments of the Space Leases, either orally or in writing, other than written amendments that have been delivered or disclosed to Beneficiary in writing;

(iii) to Trustor’s knowledge, no default now exists under any Space Lease on the part of Trustor or the tenant thereunder;

(iv) to Trustor’s knowledge, no event has occurred that, with the giving of notice or the passage of time or both, would constitute such a default or would entitle Trustor or any other party under such Space Lease to cancel the same or otherwise avoid its obligations;

(v) Trustor has not accepted prepayments of installments of Rent under any Space Leases, except for installment payments not in excess of one month’s Rent and security deposits;

(vi) except for Permitted Liens, Trustor has not executed any assignment or pledge of any of Space Leases, the Rents, or of Trustor’s right, title and interest in the same; and

(vii) this Deed of Trust does not constitute a violation or default under any Space Lease, and is and shall at all times constitute a valid Lien on Trustor’s interests in the Space Leases.

(b) After an Event of Default, Trustor shall deliver to Beneficiary the executed originals of all Space Leases.

1.11 Authorization by Trustor.

Trustor agrees that in the event the ownership of the Trust Estate or any part thereof becomes vested in a person other than Trustor, Beneficiary may, without notice to Trustor, deal in any way with such successor or successors in interest with reference to this Deed of Trust, the Notes and other Obligations hereby secured without in any way vitiating or discharging Trustor’s or any guarantor’s, surety’s or endorser’s liability hereunder or upon the obligations hereby secured. No sale of the Trust Estate and no forbearance to any person with respect to this Deed of Trust and no extension to any person of the time for payment of the Notes, and other sums hereby secured given by Beneficiary shall operate to release, discharge, modify, change or affect the original liability of Trustor, or such guarantor, surety or endorser either in whole or in part.

1.12 Security Agreement and Financing Statements. Trustor (as debtor) hereby grants to Beneficiary (as creditor and secured party) a present and future security interest in all Tangible Collateral, Intangible Collateral, FF&E (subject to the provisions of Section 7.1 of the Credit Agreement which permit the granting of certain security interests in Specified FF&E to the providers of Indebtedness which may be incurred under said Section), the Improvements, all other personal property now or hereafter owned or leased by Trustor or in which Trustor has or will have any interest, to the extent that such property constitutes a part of the Trust Estate (whether or not such items are stored on the Site, the Project, the Improvements or elsewhere), Proceeds of the foregoing comprising a portion of the Trust Estate and all proceeds of insurance policies and consideration awards arising therefrom and all proceeds, products, substitutions, and accessions therefor and thereto, subject to Beneficiary’s rights to treat such property as real property as herein provided (collectively, the “Personal Property”). Trustor shall execute any and all documents and writings, including without limitation financing statements pursuant to the UCC, as may be necessary or prudent to preserve and maintain the priority of the security interest granted hereby on property which may be deemed subject to the foregoing security agreement or as Beneficiary may reasonably request, and shall pay to Beneficiary on demand any reasonable expenses incurred by Beneficiary in connection with the preparation, execution and filing of any such documents. Trustor hereby authorizes and empowers Beneficiary to execute and file, on Trustor’s behalf, all financing statements and refilings and continuations thereof as advisable to create, preserve and protect said security interest. This Deed of Trust constitutes both a real property deed of trust and a “security agreement,” within the meaning of the UCC, and the Trust Estate includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Trust Estate. Trustor by executing and delivering this Deed of Trust has granted to Beneficiary, as security of the Obligations, a security interest in the Trust Estate.

(a) Fixture Filing. Without in any way limiting the generality of the immediately preceding paragraph or of the definition of the Trust Estate, this Deed of Trust constitutes a fixture filing under Section 9-502 of the UCC (NRS 104.9502(3)). For such purposes, (i) the “debtor” is each Trustor and their respective addresses are the addresses given for each such Person in the initial paragraph of this Deed of Trust; (ii) the “secured party’ is Beneficiary, and its address for the purpose of obtaining information is the address given for it in the initial paragraph of this Deed of Trust; (iii) the real estate to which the fixtures are or are to become attached is Trustor’s interest in the Site, the Project and the Improvements; and (iv) the record owner of such real estate or interests therein is Venetian (with respect to the Land and the Phase I-A Air Space and as the lessor under the Casino Lease and as the lessee under the Subject Leases other than the Casino Lease) and LVSI (with respect to the leasehold estate created by the Casino Lease).

(b) Remedies. This Deed of Trust shall be deemed a security agreement as defined in the UCC and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall include any or all of (i) those prescribed herein, and (ii) those available under applicable Legal Requirements, and (iii) those available under the UCC, all at Beneficiary’s sole election. In addition, a photographic or other reproduction of this Deed of Trust shall be sufficient as a financing statement for filing wherever filing may be necessary to perfect or continue the security interest granted herein.

(c) Derogation of Real Property. It is the intention of the parties that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in anyway derogating from or impairing the express declaration and intention of the parties hereto as hereinabove stated that everything used in connection with the production of Income from the Trust Estate and/or adapted for use therein and/or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable, shall be regarded as part of the real property encumbered by this Deed of Trust irrespective of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with Beneficiary, or (iii) any such item is referred to or reflected in any such financing statement so filed at any time. It is the intention of the parties that the mention in any such financing statement of (1) rights in or to the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) Trustor’s interest as lessors in any present or future Space Lease or rights to Rents, shall never be construed as in anyway altering any of the rights of Beneficiary as determined by this Deed of Trust or impugning the priority of Beneficiary’s real property Lien granted hereby or by any other recorded document, but such mention in the financing statement is declared to be for the protection of Beneficiary in the event any court or judge shall at any time hold with respect to the matters set forth in the foregoing clauses (1), (2) and (3) that notice of Beneficiary’s priority of interest to be effective against a particular class of Persons, including but not limited to, the federal government and any subdivisions or entity of the federal government, must be filed in the UCC records.

(d) Priority; Permitted Financing of Tangible Collateral. All Personal Property of any nature whatsoever which is subject to the provisions of this security agreement shall be purchased or obtained by Trustor in its name and free and clear of any Lien or encumbrance, except for Permitted Liens, for use only in connection with the business and operation of the Project, and shall be and at all times remain free and clear of any lease or similar arrangement, chattel financing, installment sale agreement, security agreement and any encumbrance of like kind, so that Beneficiary’s security interest shall attach to and vest in Trustor for the benefit of Beneficiary, with the priority herein specified, immediately upon the installation or use of the Personal Property at the Site, the Project or the Improvements and Trustor warrants and represents that Beneficiary’s security interest in the Personal Property is a validly attached and binding security interest, properly perfected and prior to all other security interests therein subject to Permitted Liens.

(e) Preservation of Contractual Rights of Collateral. Trustor shall, prior to delinquency, default, or forfeiture, perform all obligations and satisfy all material conditions required on its part to be satisfied to preserve its rights and privileges under any contract, lease, license, permit, or other authorization (i) under which it holds any Tangible Collateral or (ii) which constitutes part of the Intangible Collateral, except where Trustor is contesting such obligations in accordance with the Credit Agreement.

(f) Removal of Collateral. Except as permitted in the Credit Agreement for damaged or obsolete Tangible Collateral which is either no longer usable or which is removed temporarily for repair or improvement or removed for replacement on the Trust Estate with Tangible

Collateral of similar function or as otherwise permitted herein, none of the Tangible Collateral shall be removed from the Trust Estate without Beneficiary’s prior written consent.

(g) Change of Name. Trustor shall not change its corporate or business name, or do business within the State under any name other than such name, or any trade name(s) other than those as to which Trustor gives prior written notice to Beneficiary of its intent to use such trade names, or any other business names (if any) specified in the financing statements delivered to Beneficiary for filing in connection with the execution hereof, without providing Beneficiary with the additional financing statement(s) and any other similar documents deemed reasonably necessary by Beneficiary to assure that its security interest remains perfected and of undiminished priority in all such Personal Property notwithstanding such name change.

(h) Release of Liens. To the extent any property (including Specified FF&E) is financed by any lender pursuant to an FF&E Facility, the Trustee shall release the Liens in favor of the Beneficiary on such Specified FF&E and in connection therewith at the Trustor’s expense, execute and deliver to the Trustor such documents (including, without limitation UCC-3 termination statements) as the Trustor may reasonably request to evidence such termination.

1.13 Assignment of Rents and Leases. The assignment of Rents and Leases set out above in Granting Clause (G) shall constitute an absolute and present assignment to Beneficiary, subject to the revocable license granted therein to Trustor to collect the Rents, and shall be fully operative without any further action on the part of any party, and specifically upon the occurrence of an Event of Default such license shall be automatically revoked and Beneficiary shall be entitled upon the occurrence of an Event of Default hereunder to all Rents and to enter into the Site, the Project and the Improvements to collect all such Rents until such time as such Event of Default is cured and such cure is accepted by the Beneficiary; provided, however, that Beneficiary shall not be obligated to take possession of the Trust Estate, or any portion thereof. The absolute assignment contained in Granting Clause (G) shall not be deemed to impose upon Beneficiary any of the obligations or duties of Trustor provided in any such Space Lease or the Casino Lease (including, without limitation, any liability under the covenant of quiet enjoyment contained in any Space Lease or the Casino Lease in the event that any lessee shall have been joined as a party defendant in any action to foreclose this Deed of Trust and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Trust Estate or any part thereof).

1.14 Rejection of Subject Leases. To the extent applicable, if the lessor under the Subject Leases rejects or disaffirms the Subject Leases or purports or seeks to disaffirm the Subject Leases pursuant to any Bankruptcy Law, then:

(a) To the extent permitted by law, Trustor shall remain in possession of the Leased Premises demised under the Subject Leases and shall perform all acts reasonably necessary for Trustor to remain in such possession for the unexpired term of such Subject Leases (including all renewals), whether the then existing terms and provisions of such Subject Leases require such acts or otherwise; and

(b) All the terms and provisions of this Deed of Trust and the Lien created by this Deed of Trust shall remain in full force and effect and shall extend automatically to all of Trustor’s rights and remedies arising at any time under, or pursuant to, Section 365(h) of the Bankruptcy Code, including all of Trustor’s rights to remain in possession of the Leased Premises.

1.15 Beneficiary’s Cure of Trustor’s Default. If Trustor defaults hereunder in the payment of any tax, assessment, Lien, encumbrance or other Imposition, in its obligation to furnish insurance hereunder, or in the performance or observance of any other covenant, condition or term of this Deed of Trust or the Cooperation Agreement, Beneficiary may, but is not obligated to, to preserve its interest in the Trust Estate, perform or observe the same, but only upon not less than five Business Days notice to Trustor and all payments made (whether such payments are regular or accelerated payments) and reasonable costs and expenses incurred or paid by Beneficiary in connection therewith shall become due and payable immediately. The amounts so incurred or paid by Beneficiary, together with interest thereon at the Default Rate from the date incurred until paid by Trustor, shall be added to the Obligations and secured by the Lien of this Deed of Trust. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Site, the Project or the Improvements or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Trustor or any Person in possession holding under Trustor. No exercise of any rights under this Section 1.15 by Beneficiary shall cure or waive any Event of Default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

1.16 Use of Land, Phase I-A Air Space and Leased Premises. Trustor covenants that the Trust Estate shall be (i) used and operated in a manner reasonably consistent with the description of the Project in the Cooperation Agreement and (ii) the last sentence of Section 6.4A of the Credit Agreement.

1.17 Affiliates and Restricted Subsidiaries.

(a) Subject to Trust Deed. Subject to compliance with requirements of applicable Nevada Gaming Laws, Trustor shall cause all of its Affiliates and Subsidiaries in any way involved with the operation of all or a portion of the Trust Estate to observe the covenants and conditions of this Deed of Trust to the extent necessary to give the full intended effect to such covenants and conditions and to protect and preserve the security of Beneficiary hereunder. Trustor shall, at Beneficiary’s request, cause any such Affiliate or Restricted Subsidiary to execute and deliver to Beneficiary or Trustee such further instruments or documents as Beneficiary may reasonably deem necessary to effectuate the terms of this Section 1.17(a).

(b) Restriction on Use of Subsidiary or Affiliate. Except as permitted under the Credit Agreement or the Loan Documents, Trustor shall not use any Affiliate or Subsidiary in the operation of the Trust Estate, the Project, the Leased Premises or the Easements if such use would in any way impair the security for the Notes and the Credit Agreement or cause a breach of any covenant of this Deed of Trust, the Credit Agreement or any other Loan Documents.

1.18 Merger. So long as any of the Obligations have not been paid or performed, unless Beneficiary shall otherwise in writing consent, the fee title and the leasehold estate under the Casino Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates either in the lessor or in the lessee, or in a third party, by purchase or otherwise; and LVSI covenants and agrees that, if it shall acquire the fee title, or any other estate, title or interest in the Casino Leased Premises covered by said Casino Lease, this Deed of Trust shall be considered as mortgaged, assigned or conveyed to the Beneficiary and the Lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged, assigned or conveyed and spread. The provisions of this paragraph shall not apply if Beneficiary shall so elect.

ARTICLE TWO

CORPORATE LOAN PROVISIONS

2.1 Interaction with Credit Agreement.

(a) Incorporation by Reference. All terms, covenants, conditions, provisions and requirements of the Credit Agreement are incorporated by reference in this Deed of Trust.

(b) Conflicts. In the event of any conflict or inconsistency between the provisions of this Deed of Trust and those of the Credit Agreement, the provisions of the Credit Agreement shall govern.

2.2 Other Collateral. This Deed of Trust is one of a number of Collateral Documents to secure the Obligations delivered by or on behalf of Trustor pursuant to the Credit Agreement and the other Loan Documents and securing the Obligations secured hereunder. All potential junior Lien claimants are placed on notice that, under any of the Loan Documents and any other documents granting a security interest to the Beneficiary or otherwise (such as by separate future unrecorded agreement between Trustor and Beneficiary), other collateral for the Obligations secured hereunder (i.e., collateral other than the Trust Estate) may, under certain circumstances, be released without a corresponding reduction in the total principal amount secured by this Deed of Trust. Such a release would decrease the amount of collateral securing the Obligations, thereby increasing the burden on the remaining Trust Estate created and continued by this Deed of Trust. No such release shall impair the priority of the Lien of this Deed of Trust. By accepting its interest in the Trust Estate, each and every junior Lien claimant shall be deemed to have acknowledged the possibility of, and consented to, any such release. Nothing in this paragraph shall impose any obligation upon Beneficiary.

ARTICLE THREE

DEFAULTS

3.1 Event of Default. The term “Event of Default,” wherever used in this Deed of Trust, shall mean any one or more of the events of default listed in Section 8 of the Credit Agreement (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and it shall be an Event of Default under this Deed of Trust if Trustor or any other “borrower” (as defined in NRS 106.310) who may send a notice pursuant to NRS 106.380(1) with respect to this Deed of Trust (i) delivers, sends or otherwise gives to Beneficiary (A) any notice of an election to terminate the operation of this Deed of Trust as security for any indebtedness secured by this instrument, including, without limitation, any obligation to repay any “future advance” (as defined in NRS 106.320) or “principal” (as defined in NRS 106.345), or (B) any other notice pursuant to NRS 106.380(1); (ii) records a statement pursuant to NRS 1206.380(3); or (iii) causes this Deed of Trust, any indebtedness secured by this instrument or Beneficiary to be subject to NRS 106.380(2), 106.380(3), or 106.400.

ARTICLE FOUR

REMEDIES

4.1 Acceleration of Maturity. If an Event of Default occurs, Beneficiary may (except that such acceleration shall be automatic if the Event of Default is caused by a Trustor’s Bankruptcy, in accordance with Sections 8.6 and 8.7 of the Credit Agreement) declare the Notes and all Obligations or sums secured hereby, to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Trustor waives) notwithstanding anything in this Deed of Trust or any Loan Document or applicable law to the contrary.

4.2 Protective Advances. If Trustor fails to make any payment or perform any other obligation under the Notes, the other Operative Documents or the Resort Complex Operative Documents, then without thereby limiting Beneficiary’s other rights or remedies, waiving or releasing any of Trustor’s obligations, or imposing any obligation on Beneficiary, Beneficiary may either advance any amount owing or perform any or all actions that Beneficiary considers necessary or appropriate to cure such default. All such advances shall constitute “Protective Advances.” No sums advanced or performance rendered by Beneficiary shall cure, or be deemed a waiver of any Event of Default.

4.3 Institution of Equity Proceedings. If an Event of Default occurs, Beneficiary may institute an action, suit or proceeding in equity for specific performance of this Deed of Trust or the Loan Documents, all of which shall be specifically enforceable by injunction or other equitable remedy. Trustor waives any defense based on laches or any applicable statute of limitations.

4.4 Beneficiary’s Power of Enforcement.

(a) If an Event of Default occurs, Beneficiary shall be entitled, at its option and in its sole and absolute discretion, to prepare and record on its own behalf, or to deliver to Trustee for recording, if appropriate, written declaration of default and demand for sale and written Notice of Default and Election to Sell (NRS 107.080) (or other statutory notice) to cause the Trust Estate to be sold to satisfy the obligations hereof, and in the case of delivery to Trustee, Trustee shall cause said notice to be filed for record.

(b) After the lapse of such time as may then be required by law following the recordation of said Notice of Breach and Election to Sell, and notice of sale having been given as then required by law, including compliance with all applicable Nevada Gaming Laws, Trustee without demand on Trustor, shall sell the Trust Estate or any portion thereof at the time and place fixed by it in said notice, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder, of cash in lawful money of the United States payable at the time of sale. Trustee may, for any cause it deems expedient, postpone the sale of all or any portion of said property until it shall be completed and, in every case, notice of postponement shall be given by public announcement thereof at the time and place last appointed for the sale and from time to time thereafter Trustee may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall execute and deliver to the purchaser its Deed, Bill of Sale, or other instrument conveying said property so sold, but without any covenant or warranty, express or implied. The recitals in such instrument of conveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including Beneficiary, may bid at the sale.

(c) After deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including, without limitation, costs of evidence of title and reasonable attorneys’ fees of Trustee or Beneficiary in connection with a sale, Trustee shall apply the proceeds of such sale to payment of all sums expended under the terms hereof not then repaid, with accrued interest at the Default Rate to the payment of all other sums then secured hereby and the remainder, if any, to the Person or Persons legally entitled thereto as provided in NRS 40.462.

(d) Subject to compliance with applicable Nevada Gaming Laws, if any Event of Default occurs, Beneficiary may, either with or without entry or taking possession of the Trust Estate, and without regard to whether or not the Obligations and other sums secured hereby shall be due and without prejudice to the right of Beneficiary thereafter to bring an action or proceeding to foreclose or any other action for any default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (1) to enforce payment of the Notes, to the extent permitted by law, or the performance of any term hereof or any other right; (2) to foreclose this Deed of Trust in any manner provided by law for the foreclosure of mortgages or deeds of trust on real property and to sell, as an entirety or in separate lots or parcels, the Trust Estate or any portion thereof pursuant to applicable Legal Requirements or under the judgment or decree of a court or courts of competent jurisdiction, and Beneficiary shall be entitled to recover in any such proceeding all costs and expenses incident thereto, including reasonable attorneys’ fees in such amount as shall be awarded by the court; (3) to exercise any or all of the rights and remedies available to it under the Credit Agreement and the other Loan Documents; and (4) to pursue any other remedy available to it. Beneficiary shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Beneficiary may determine.

(e) The remedies described in this Section 4.4 may be exercised with respect to all or any portion of the Personal Property, either simultaneously with the sale of any real property encumbered hereby or independent thereof. Beneficiary shall at any time be permitted to proceed with respect to all or any portion of the Personal Property in any manner permitted by the UCC. Trustor agrees that Beneficiary’s inclusion of all or any portion of the Personal Property (and all personal property that is subject to a security interest in favor, or for the benefit, of Beneficiary) in a sale or other remedy exercised with respect to the real property encumbered hereby, as permitted by the UCC, is a commercially reasonable disposition of such property.

4.5 Beneficiary’s Right to Enter and Take Possession, Operate and Apply Income.

(a) Subject to compliance with applicable Nevada Gaming Laws, if an Event of Default occurs, (i) Trustor, upon demand of Beneficiary, shall forthwith surrender to Beneficiary the actual possession and, if and to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all the Trust Estate including the Personal Property, without liability for trespass, damages or otherwise, and may exclude Trustor and its agents and employees wholly therefrom and may have joint access with Trustor to the books, papers and accounts of Trustor; and (ii) Trustor shall pay monthly in advance to Beneficiary on Beneficiary’s entry into possession, or to any receiver appointed to collect the Rents, all Rents then due and payable.

(b) If Trustor shall for any reason fail to surrender or deliver the Trust Estate, the Personal Property or any part thereof after Beneficiary’s demand, Beneficiary may obtain a judgment or decree conferring on Beneficiary or Trustee the right to immediate possession or requiring Trustor to deliver immediate possession of all or part of such property to Beneficiary or Trustee and Trustor hereby specifically consents to the entry of such judgment or decree. Trustor shall pay to Beneficiary or Trustee, upon demand, all reasonable costs and expenses of obtaining such judgment or decree and reasonable compensation to Beneficiary or Trustee, their attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the Lien of this Deed of Trust.

(c) Subject to compliance with applicable Nevada Gaming Laws, upon every such entering upon or taking of possession, Beneficiary or Trustee may hold, store, use, operate, manage and control the Trust Estate and conduct the business thereof, and, from time to time in its sole and absolute discretion and without being under any duty to so act:

(i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personality and other property;

(ii) insure or keep the Trust Estate insured;

(iii) manage and operate the Trust Estate and exercise all the rights and powers of Trustor in their name or otherwise with respect to the same;

(iv) enter into agreements with others to exercise the powers herein granted Beneficiary or Trustee, all as Beneficiary or Trustee from time to time may determine; and, subject to the absolute assignment of the Rents and Leases to Beneficiary, Beneficiary or Trustee may collect and receive all the Rents, including those past due as well as those accruing thereafter; and shall apply the monies so received by Beneficiary or Trustee in such priority as Beneficiary may determine to (1) the payment of interest and principal due and payable on the Notes, (2) the deposits for Impositions and insurance premiums due, (3) the cost of insurance, Impositions and other proper charges upon the Trust Estate or any part thereof; (4) the compensation, expenses and disbursements of the agents, attorneys and other representatives of Beneficiary or

Trustee; and (5) any other charges or costs required to be paid by Trustor under the terms hereof; and

(v) rent or sublet the Trust Estate or any portion thereof for any purpose permitted by this Deed of Trust.

Beneficiary or Trustee shall surrender possession of the Trust Estate and the Personal Property to Trustor only when all that is due upon such interest and principal, Imposition and insurance deposits, and all amounts under any of the terms of the Credit Agreement or this Deed of Trust, shall have been paid and other Obligations performed. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

4.6 Leases. Beneficiary is authorized to foreclose this Deed of Trust subject to the rights of any tenants of the Trust Estate, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights shall not be, nor be asserted by Trustor to be, a defense to any proceedings instituted by Beneficiary to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Trust Estate, or any portion thereof. Unless otherwise agreed by Beneficiary in writing, all Space Leases executed subsequent to the date hereof, or any part thereof, shall be subordinate and inferior to the Lien of this Deed of Trust; provided, however, from time to time Beneficiary may execute and record among the land records of the jurisdiction where this Deed of Trust is recorded, subordination statements with respect to such of said Space Leases as Beneficiary may designate in its sole discretion, whereby the Space Leases so designated by Beneficiary shall be made superior to the Lien of this Deed of Trust for the term set forth in such subordination statement. From and after the recordation of such subordination statements, and for the respective periods as may be set forth therein, the Space Leases therein referred to shall be superior to the Lien of this Deed of Trust and shall not be affected by any foreclosure hereof. All such Space Leases shall contain a provision to the effect that the Trustor and Space Lessee recognize the right of Beneficiary to elect and to effect such subordination of this Deed of Trust and consents thereto. Beneficiary acknowledges and agrees that the Lien of this Deed of Trust is subject and subordinate to the HVAC Ground Lease.

4.7 Purchase by Beneficiary. Upon any foreclosure sale (whether judicial or nonjudicial), Beneficiary may bid for and purchase the property subject to such sale and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

4.8 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Trustor agrees to the full extent permitted by Legal Requirements that if an Event of Default occurs, neither Trustor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust or the absolute sale of the Trust Estate or any portion thereof or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Trustor for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such Legal Requirements, and any and all right to have the assets comprising the Trust Estate marshalled upon any foreclosure of the Lien hereof and agrees that Trustee or any court having jurisdiction to foreclose such Lien may sell the Trust Estate in part or as an entirety.

4.9 Receiver. If an Event of Default occurs, Beneficiary, to the extent permitted by law and subject to compliance with all applicable Nevada Gaming Laws, and without regard to the value, adequacy or occupancy of the security for the Obligations and other sums secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Trust Estate and to collect all Rents and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Beneficiary. Beneficiary may have a receiver appointed without notice to Trustor or any third party, and Beneficiary may waive any requirement that the receiver post a bond. Beneficiary shall have the power to designate and select the Person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. Any receiver appointed on Beneficiary’s behalf may be an Affiliate of Beneficiary. The expenses, including receiver’s fees, attorneys’ fees, costs and agent’s compensation, incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. The right to enter and take possession of and to manage and operate the Trust Estate and to collect all Rents, whether by a receiver or otherwise, shall be cumulative to any other right or remedy available to Beneficiary under this Deed of Trust, the Credit Agreement or otherwise available to Beneficiary and may be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents (including, without limitation, security deposits) actually received by Beneficiary, whether received pursuant to this Section 4.9 or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, Beneficiary shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Deed of Trust to, Beneficiary.

4.10 Suits to Protect the Trust Estate. Beneficiary shall have the power and authority to institute and maintain any suits and proceedings as Beneficiary, in its sole and absolute discretion, may deem advisable (a) to prevent any impairment of the Trust Estate by any acts which may be unlawful or in violation of this Deed of Trust, (b) to preserve or protect its interest in the Trust Estate, or (c) to restrain the enforcement of or compliance with any Legal Requirement that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Beneficiary’s interest.

4.11 Proofs of Claim. In the case of any receivership, Insolvency, Bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Trustor, or, to the extent the same would result in an Event of Default hereunder, any Subsidiary, or any guarantor, co-maker or endorser of any of Trustor’s obligations, its creditors or its property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim or other documents as it may deem to be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount of the Obligations, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Trustor after such date.

4.12 Trustor to Pay the Notes on Any Default in Payment; Application of Monies by Beneficiary.

(a) In case of a foreclosure sale of all or any part of the Trust Estate and of the application of the proceeds of sale to the payment of the sums secured hereby, Beneficiary shall be entitled to enforce payment from Trustor of any additional amounts then remaining due and unpaid and to recover judgment against Trustor for any portion thereof remaining unpaid, with interest at the Default Rate in accordance with Section 4.19 hereof.

(b) Trustor hereby agrees to the extent permitted by law, that no recovery of any such judgment by Beneficiary or other action by Beneficiary and no attachment or levy of any execution upon any of the Trust Estate or any other property shall in any way affect the Lien and security interest of this Deed of Trust upon the Trust Estate or any part thereof or any Lien, rights, powers or remedies of Beneficiary hereunder, but such Lien, rights, powers and remedies shall continue unimpaired as before.

4.13 Delay or Omission; No Waiver. No delay or omission of Beneficiary to exercise any right, power or remedy upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Beneficiary whether contained herein or in the Credit Agreement or otherwise available to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary.

4.14 No Waiver of One Default to Affect Another. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Beneficiary (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Notes, the Credit Agreement, this Deed of Trust or any other Loan Document; (d) releases any part of the Trust Estate from the Lien or security interest of this Deed of Trust or any other instrument securing the Notes; (e) consents to the filing of any map, plat or replat of the Site (to the extent such consent is required); (f) consents to the granting of any easement on the Site, the Project or the Improvements (to the extent such consent is required); or (g) makes or consents to any agreement changing the terms of this Deed of Trust or any other Loan Document for the benefit of Beneficiary subordinating the Lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the original liability under the Notes, this Deed of Trust or any other Loan Document for the benefit of Beneficiary or otherwise of Trustor, or any subsequent purchaser of the Trust Estate or any part thereof or any maker, co-signer, surety or guarantor. No such act or omission shall preclude Beneficiary from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Beneficiary, shall the Lien or security interest of this Deed of Trust be altered thereby, except to the extent expressly provided in any releases, maps, easements or subordinations described in clause (d), (e), (f) or (g) above of this Section 4.14. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Trust Estate, Beneficiary, without notice to any Person is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Trust Estate or the Obligations secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder, or waiving its right to declare such sale or transfer an Event of Default as provided herein. Notwithstanding anything to the contrary contained in this Deed of Trust or the other Loan Documents, (i) in the case of any non-monetary Event of Default, Beneficiary may continue to accept payments due hereunder without thereby waiving the existence of such or any other Event of Default and (ii) in the case of any monetary Event of Default, Beneficiary may accept partial payments of any sums due hereunder without thereby waiving the existence of such Event of Default if the partial payment is not sufficient to completely cure such Event of Default.

4.15 Discontinuance of Proceedings; Position of Parties Restored. If Beneficiary shall have proceeded to enforce any right or remedy under this Deed of Trust by foreclosure, entry of judgment or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Beneficiary, then and in every such case Trustor and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceedings had occurred or had been taken.

4.16 Remedies Cumulative. No right, power or remedy, including without limitation remedies with respect to any security for the Notes, conferred upon or reserved to Beneficiary by this Deed of Trust or any other Loan Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under any Loan Document, now or hereafter existing at law, in equity or by statute, and Beneficiary shall be entitled to resort to such rights, powers, remedies or security as Beneficiary shall in its sole and absolute discretion deem advisable.

4.17 Interest After Event of Default. If an Event of Default shall have occurred and is continuing, outstanding and unpaid Obligations under the Loan Documents shall, at Beneficiary’s option, bear interest at the Default Rate until such Event of Default has been cured. Trustor’s obligation to pay such interest shall be secured by this Deed of Trust and the other Collateral Documents.

4.18 Foreclosure; Expenses of Litigation. If Trustee forecloses, reasonable attorneys’ fees for services in the supervision of said foreclosure proceeding shall be allowed to the Trustee and Beneficiary as part of the foreclosure costs. In the event of foreclosure of the Lien hereof, there shall be allowed and included as additional Obligations all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Beneficiary for attorneys’ fees, appraiser’s fees, outlays for documentary and expert evidence, stenographers’ charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies and guarantees, and similar data and assurances with respect to title as Beneficiary may deem reasonably advisable either to prosecute such suit or to evidence to a bidder at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Trust Estate or any portion thereof. All expenditures and expenses of the nature in this Section 4.18 mentioned, and such expenses and fees as may be incurred if the protection of the Trust Estate and the maintenance of the Lien and security interest of this Deed of Trust, including the fees of any attorney employed by Beneficiary in any litigation or proceeding affecting this Deed of Trust or any Loan Document, the Trust Estate or any other Loan Document, the Trust Estate or any portion thereof, including, without limitation, civil, probate, appellate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Trustor, with interest thereon at the Default Rate, and shall be secured by this Deed of Trust and the other Collateral Documents. Trustee waives its right to any statutory fee in connection with any judicial or nonjudicial foreclosure of the Lien hereof and agrees to accept a reasonable fee for such services.

4.19 Deficiency Judgments. If after foreclosure of this Deed of Trust or Trustee’s sale hereunder, there shall remain any deficiency with respect to any amounts payable under the Notes or hereunder or any amounts secured hereby, and Beneficiary shall institute any proceedings to recover such deficiency or deficiencies, all such amounts shall continue to bear interest at the Default Rate. Trustor waives any defense to Beneficiary’s recovery against Trustor of any deficiency after any foreclosure sale of the Trust Estate. Trustor expressly waives any defense or benefits that may be derived from any statute granting Trustor any defense to any such recovery by Beneficiary. In addition, Beneficiary and Trustee shall be entitled to recovery of all of their reasonable costs and expenditures (including without limitation any court imposed costs) in connection with such proceedings, including their reasonable attorneys’ fees, appraisal fees and the other costs, fees and expenditures referred to in Section 4.18 above. This provision shall survive any foreclosure or sale of the Trust Estate, any portion thereof and/or the extinguishment of the Lien hereof.

4.20 Waiver of July Trial. Beneficiary and Trustor each waive any right to have a jury participate in resolving any dispute whether sounding in contract, tort or otherwise arising out of, connected with, related to or incidental to the relationship established between them in connection with the Notes, this Deed of Trust or any other Loan Document. Any such disputes shall be resolved in a bench trial without a jury.

4.21 Exculpation of Beneficiary. The acceptance by Beneficiary of the assignment contained herein with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Trust Estate by Beneficiary, be deemed or construed to make Beneficiary a “mortgagee in possession”; nor thereafter or at any time or in any event obligate Beneficiary to appear in or defend any action or proceeding relating to the Space Leases, the Rents or the Trust Estate, or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under any Space Lease or to assume any obligation or responsibility for any security deposits or other deposits except to the extent such deposits are actually received by Beneficiary, nor shall Beneficiary, prior to such entry and taking, be liable in any way for any injury or damage to person or property sustained by any Person in or about the Trust Estate.

ARTICLE FIVE

RIGHTS AND RESPONSIBILITIES OF TRUSTEE;

OTHER PROVISIONS RELATING TO TRUSTEE

Notwithstanding anything to the contrary in this Deed of Trust, Trustor and Beneficiary agree as follows.

5.1 Exercise of Remedies by Trustee. To the extent that this Deed of Trust or applicable law, including all applicable Nevada Gaming Laws, authorizes or empowers, or does not require approval for, Beneficiary to exercise any remedies set forth in Article 4 hereof or otherwise, or perform any acts in connection therewith, Trustee (but not to the exclusion of Beneficiary unless so required under the law of the State) shall have the power to exercise any or all such remedies, and to perform any acts provided for in this Deed of Trust in connection therewith, all for the benefit of Beneficiary and on Beneficiary’s behalf in accordance with applicable law of the State. In connection therewith, Trustee: (a) shall not exercise, or waive the exercise of, any Beneficiary’s remedies (other than any rights of Trustee to any indemnity or reimbursement), except at Beneficiary’s request, and (b) shall exercise, or waive the exercise of, any or all of Beneficiary’s remedies at Beneficiary’s request, and in accordance with Beneficiary’s directions as to the manner of such exercise or waiver. Trustee may, however, decline to follow Beneficiary’s request or direction if Trustee shall be advised by counsel that the action or proceeding, or manner thereof, so directed may not lawfully be taken or waived.

5.2 Rights and Privileges of Trustee. To the extent that this Deed of Trust requires Trustor to indemnify Beneficiary or reimburse Beneficiary for any expenditures Beneficiary may incur, Trustee shall be entitled to the same indemnity and the same rights to reimbursement of expenses as Beneficiary, subject to such limitations and conditions as would apply in the case of Beneficiary. To the extent that this Deed of Trust negates or limits Beneficiary’s liability as to any matter, Trustee shall be entitled to the same negation or limitation of liability. To the extent that Trustor, pursuant to this Deed of Trust, appoints Beneficiary as Trustor’s attorney in fact for any purpose, Beneficiary or (when so instructed by Beneficiary) Trustee shall be entitled to act on Trustor’s behalf without joinder or confirmation by the other.

5.3 Resignation or Replacement of Trustee. Trustee may resign by an instrument in writing addressed to Beneficiary, and Trustee may be removed at any time with or without cause (i.e., in Beneficiary’s sole and absolute discretion) by an instrument in writing executed by Beneficiary. In case of the death, resignation, removal or disqualification of Trustee or if for any reason Beneficiary shall deem it desirable to appoint a substitute, successor or replacement Trustee to act instead of Trustee originally named (or in place of any substitute, successor or replacement Trustee), then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor, substitute or replacement Trustee, without any formality other than appointment and designation in writing executed by Beneficiary, which instrument shall be recorded if required by the law of the State. The laws of the State (including, without limitation, the Nevada Gaming Laws) shall govern the qualification of any Trustee. The authority conferred upon Trustee by this Deed of Trust shall automatically extend to any and all other successor, substitute and replacement Trustee(s) successively until the obligations secured hereunder have been paid in full or the Trust Estate has been sold hereunder or released in accordance with the provisions of the Loan Documents to which the Beneficiary is a party or which grants a security for the benefit of the Beneficiary. Beneficiary’s written appointment and designation of any Trustee shall be full evidence of Beneficiary’s right and authority to make the same and of all facts therein recited. No confirmation, authorization, approval or other action by Trustor shall be required in connection with any resignation or other replacement of Trustee.

5.4 Authority of Beneficiary. If Beneficiary is a banking corporation, state banking corporation or a national banking association and the instrument of appointment of any successor or replacement Trustee is executed on Beneficiary’s behalf by an officer of such corporation, state banking corporation or national banking association, then such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of Beneficiary.

5.5 Effect of Appointment of Successor Trustee. Upon the appointment and designation of any successor, substitute or replacement Trustee, and subject to compliance with applicable Nevada Gaming Laws and other applicable Legal Requirements, Trustee’s entire estate and title in the Trust Estate shall vest in the designated successor, substitute or replacement Trustee. Such successor, substitute or replacement Trustee shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

5.6 Confirmation of Transfer and Succession. Upon the written request of Beneficiary or of any successor, substitute or replacement Trustee, any former Trustee ceasing to act shall execute and deliver an instrument transferring to such successor, substitute or replacement Trustee all of the right, title, estate and interest in the Trust Estate of Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver all properties and moneys held by said Trustee hereunder to said successor, substitute or replacement Trustee.

5.7 Exculpation. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or otherwise be responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence, willful misconduct or knowing violation of any Legal Requirement. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law). Trustee shall be under no liability for interest on any moneys received by it hereunder.

5.8 Endorsement and Execution of Documents. Upon Beneficiary’s written request, Trustee shall, without liability or notice to Trustor, execute, consent to, or join in any instrument or agreement in connection with or necessary to effectuate the purposes of the Loan Documents to which the Beneficiary is a party or which grants a security interest for the benefit of the Beneficiary. Trustor hereby irrevocably designates Trustee as its attorney in fact to execute, acknowledge and deliver, on Trustor’s behalf and in Trustor’s name, all instruments or agreements necessary to implement any provision(s) of this Deed of Trust or to further perfect the Lien created by this Deed of Trust on the Trust Estate. This power of attorney shall be deemed to be coupled with an interest and shall survive any disability of Trustor.

5.9 Multiple Trustees. If Beneficiary appoints multiple trustees, then any Trustee, individually, may exercise all powers granted to Trustee under this instrument, without the need for action by any other Trustee(s).

5.10 Terms of Trustee’s Acceptance. Trustee accepts the trust created by this Deed of Trust upon the following terms and conditions:

(a) Delegation. Trustee may exercise any of its powers through appointment of attorney(s) in fact or agents.

(b) Counsel. Trustee may select and employ legal counsel (including any law firm representing Beneficiary). Trustor shall reimburse all reasonable legal fees and expenses that Trustee may thereby incur.

(c) Security. Trustee shall be under no obligation to take any action upon any Event of Default unless furnished security or indemnity, in form satisfactory to Trustee, against costs, expenses, and liabilities that Trustee may incur.

(d) Costs and Expenses. Trustor shall reimburse Trustee, as part of the Obligations secured hereunder, for all reasonable disbursements and expenses (including reasonable legal fees and expenses and any expenses incurred by Trustee in complying with the Nevada Gaming Laws and Gaming Licenses) incurred by reason of and as provided for in this Deed of Trust, including any of the foregoing incurred in Trustee’s administering and executing the trust created by this Deed of Trust and performing Trustee’s duties and exercising Trustee’s powers under this Deed of Trust.

(e) Release. Upon satisfaction of the conditions for reconveyance contained in Section 6.10 hereof, Beneficiary shall request that Trustee release this Deed of Trust and Trustee shall release this Deed of Trust and reconvey to the Trust Estate in accordance with Section 6.10 hereof, provided, however, that Trustor shall pay all costs of recordation, if any, and all of Trustee’s and Beneficiary’s costs and expenses in connection with such release, including, but not limited to, reasonable attorneys’ fees.

ARTICLE SIX

MISCELLANEOUS PROVISIONS

6.1 Heirs, Successors and Assigns Included in Parties. Whenever one of the parties hereto is named or referred to herein, successors and assigns of such party shall be included, and subject to the limitations set forth herein and in the Credit Agreement, all covenants and agreements contained in this Deed of Trust, by or on behalf of Trustor or Beneficiary shall bind and inure to the benefit of its heirs, successors and assigns, whether so expressed or not.

6.2 Addresses for Notices, Etc. Any notice, report, demand or other instrument authorized or required to be given or furnished under this Deed of Trust to Trustor or Beneficiary shall be deemed given or furnished (i) when addressed to the party intended to receive the same, at the address of such party set forth below, and delivered by hand at such address or (ii) three (3) days after the same is deposited in the United States mail as first class certified mail, return receipt requested, postage paid, whether or not the same is actually received by such party:

Beneficiary:	The Bank of Nova Scotia
580 California Street, 21st Floor
San Francisco, California 94104
Attention: Mr. Alan Pendergast
Telefax: (415) 397-0791

With a copy to:	The Bank of Nova Scotia
Loan Administration
600 Peachtree Street, N.E.
Atlanta, Georgia 30308
Attention: Robert Ivy
Telefax: (404) 888-8998

With a copy to:	DLA Piper Rudnick Gray Cary US LLP
333 Market Street, Suite 3200
San Francisco, California 94105-2150
Attention: Stephen A. Cowan, Esq.

Trustor:	Venetian Casino Resort, LLC
3355 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: General Counsel
Telefax: (702) 414-4421

Las Vegas Sands, Inc.
3355 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: General Counsel
Telefax: (702) 414-4421

Trustee:	First American Title Insurance Company
180 Cassia Way, Suite 502
Henderson, Nevada 89104

6.3 Change of Notice Address. Any Person may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed to that person, by furnishing written notice of such change to the other parties, but no such notice of change shall be effective unless and until received by such other parties.

6.4 Headings. The headings of the articles, sections, paragraphs and subdivisions of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

6.5 Invalid Provisions to Affect No Others. In the event that any of the covenants, agreements, terms or provisions contained herein or in the Notes, the Credit Agreement or any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the Lien hereof and the remaining covenants, agreements, terms or provisions contained herein or in the Notes, the Credit Agreement or any other Loan Document shall be in no way affected, prejudiced or disturbed thereby. To the extent permitted by law, Trustor waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

6.6 Changes and Priority Over Intervening Liens. Neither this Deed of Trust nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Trustor and Beneficiary relating to this Deed of Trust shall be superior to the rights of the holder of any intervening Lien or encumbrance.

6.7 Estoppel Certificates. Within ten (10) Business Days after Beneficiary’s written request, Trustor shall from time to time execute a certificate, in recordable form (an “Estoppel Certificate”), stating, except to the extent it would be inaccurate to so state: (a) the current amount of the Obligations secured hereunder and all elements thereof, including principal, interest, and all other elements; (b) that Trustor has no defense, offset, claim, counterclaim, right of recoupment, deduction, or reduction against any of the Obligations secured hereunder; (c) that none of the Loan Documents to which the Beneficiary is a party or which grants a security interest for the benefit of the Beneficiary have been amended, whether orally or in writing; (d) that Trustor has no claims against Beneficiary of any kind; (e) that any Power of Attorney granted to Beneficiary is in full force and effect; and (f) such other matters relating to this Deed of Trust, any Loan Document to which the Beneficiary is a party or which grants a security interest for the benefit of the Beneficiary and the relationship of Trustor and Beneficiary as Beneficiary shall request. In addition, the Estoppel Certificate shall set forth the reasons why it would be inaccurate to make any of the foregoing assurances (“a” through “f”).

6.8 Waiver of Setoff and Counterclaim. All amounts due under this Deed of Trust, the Notes or any other Loan Document to which the Beneficiary is a party or which grants a security interest for the benefit of the Beneficiary shall be payable without setoff, counterclaim or any deduction whatsoever. Trustor hereby waives the right to assert a counterclaim (other than a compulsory counterclaim) in any action or proceeding brought against it by Beneficiary and/or any Lender under the Credit Agreement, or arising out of or in any way connected with this Deed of Trust, or the other Loan Documents, to which the Beneficiary is a party or which grants a security interest for the benefit of the Beneficiary or the Obligations.

6.9 Governing Law. The Credit Agreement and the Notes provide that they are governed by, and construed and enforced in accordance with, the laws of the State of New York. This Deed of Trust shall also be construed under and governed by the laws of the State of New York without giving effect to the conflicts of law rules and principles of New York; provided, however, that (i) the terms and provisions of this Deed of Trust pertaining to the priority, perfection, enforcement or realization by Beneficiary of its respective rights and remedies under this Deed of Trust with respect to the Trust Estate shall be governed and construed and enforced in accordance with the internal laws of the State without giving effect to the conflicts-of-law rules and principles of the State; (ii) Trustor agrees that to the extent deficiency judgments are available under the laws of the State after a foreclosure (judicial or nonjudicial) of the Trust Estate, or any portion thereof, or any other realization thereon by Beneficiary or any Lender under the Credit Agreement, Beneficiary or such Lender, as the case may be, shall have the right to seek such a deficiency judgment against Trustor in the State; and (iii) Trustor agrees that if Beneficiary or any Lender under the Credit Agreement obtains a deficiency judgment in another state against Trustor, then Beneficiary or such Lender, as the case may be, shall have the right to enforce such judgment in the State to the extent permitted under the laws of the State, as well as in other states. Nothing contained in this Section 6.9 shall be deemed to expand the limitations set forth in Section 10.16 of the Credit Agreement.

6.10 Reconveyance. In the event that (i) the Obligations are indefeasibly repaid in full, (ii) any part of the Trust Estate is sold, transferred or otherwise disposed of by Trustor in accordance with the Credit Agreement or (ii) any part of the Trust Estate is otherwise released in accordance with the Credit Agreement or with the consent of the Requisite Lenders, the Trust Estate (in the case of clause (i) of this Section 6.10) or portion thereof (in the case of clauses (ii) or (iii) of this Section 6.10) will be sold, transferred or otherwise disposed of, and released free and clear of the Liens created by this Deed of Trust and the Beneficiary, at the request and expense of the Trustor, will duly and promptly assign, transfer, deliver and release to the Trustor or its designee (without recourse and without any representation or warranty) such of the Trust Estate as is then being (or has been) so sold, transferred or otherwise disposed of or released. In connection with any disposition or release pursuant to this Section 6.10, Beneficiary shall, at Trustor’s expense, cause Trustee to reconvey, without warranty the Trust Estate or portion thereof being disposed or released, as the case may be, and to execute and deliver to Trustor such documents (including UCC-3 termination statements) as Trustor may reasonably request. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as “the person or persons legally entitled thereto.”

6.11 Attorneys’ Fees. Without limiting any other provision contained herein, Trustor agrees to pay all costs of Beneficiary or Trustee incurred in connection with the enforcement of this Deed of Trust or the Notes, including without limitation all reasonable attorneys’ fees whether or not suit is commenced, and including, without limitation, fees incurred in connection with any probate, appellate, bankruptcy, deficiency or any other litigation proceedings, all of which sums shall be secured hereby.

6.12 Late Charges. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right to collect any late charge thereon or interest thereon at the interest rate on the Notes, if so provided, not then paid or its right either to require prompt payment when due of all other sums so secured or to declare default for failure to pay any amounts not so paid.

6.13 Cost of Accounting. Trustor shall pay to Beneficiary, for and on account of the preparation and rendition of any accounting, which Trustor may be entitled to require under any law or statute now or hereafter providing therefor, the reasonable costs thereof.

6.14 Right of Entry. Subject to compliance with applicable Nevada Gaming Laws and the terms of the Space Leases, Beneficiary may at any reasonable time or times and on reasonable prior written notice to Trustor make or cause to be made entry upon and inspections of the Trust Estate or any part thereof in person or by agent.

6.15 Corrections. Trustor shall, upon request of Beneficiary or Trustee, promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust (including, but not limited to, in the exhibits and schedules attached hereto) or in the execution or acknowledgement hereof, and shall execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Trustee to carry out more effectively the purposes of this Deed of Trust, to subject to the Lien and security interest hereby created any of Trustor’s properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain such Lien and security interest.

6.16 Statute of Limitations. To the fullest extent allowed by the law, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Deed of Trust or any rights hereunder, is hereby waived by Trustor.

6.17 Subrogation. Should the proceeds of any Loan or advance made by Beneficiary to Trustor, repayment of which is hereby secured, or any part thereof, or any amount paid out or advanced by Beneficiary, be used directly or indirectly to pay off, discharge, or satisfy, in whole or in part, any prior or superior Lien or encumbrance upon the Trust Estate, or any part thereof, then, as additional security hereunder, Trustee, on behalf of Beneficiary, shall be subrogated to any and all rights, superior titles, Liens, and equities owned or claimed by any owner or holder of said outstanding Liens, charges, and indebtedness, however remote, regardless of whether said Liens, charges, and indebtedness are acquired by assignment or have been released of record by the holder thereof upon payment.

6.18 Joint and Several Liability. All obligations of Trustor hereunder, if more than one, are joint and several. Recourse for deficiency after sale hereunder may be had against the property of Trustor, without, however, creating a present or other Lien or charge thereon.

6.19 Homestead. Trustor hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Trust Estate as against the collection of the Obligations, or any part hereof.

6.20 Context. In this Deed of Trust, whenever the context so requires, the neuter includes the masculine and feminine, and the singular including the plural, and vice versa.

6.21 Time. Time is of the essence of each and every term, covenant and condition hereof. Unless otherwise specified herein, any reference to “days” in this Deed of Trust shall be deemed to mean “calendar days.”

6.22 Interpretation. As used in this Deed of Trust unless the context clearly requires otherwise: The terms “herein” or “hereunder” and similar terms without reference to a particular section shall refer to the entire Deed of Trust and not just to the section in which such terms appear.

6.23 Effect of NRS § 107.030. To the extent not inconsistent with the other provisions of this Deed of Trust, the following covenants are hereby adopted and made a part of this Deed of Trust: Nos. 1; 2 (pursuant to Section 1.8 above); 3; 4 (at the Default Rate); 5; 6; 7 (in a reasonable percentage); 8 and 9 of NRS 107.030.

6.24 Amendments. This Deed of Trust cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought and only as permitted by the provisions of the Credit Agreement.

6.25 No Conflicts. In the event that any of the provisions contained herein conflict with the Security Agreement, then the provisions contained in the Security Agreement shall prevail.

ARTICLE SEVEN

POWER OF ATTORNEY

7.1 Grant of Power. Subject to compliance with applicable Nevada Gaming Laws, Trustor irrevocably appoints Beneficiary and any successor thereto as its attorney-in-fact, with full power and authority, including the power of substitution, exercisable only during the continuance of an Event of Default to act for Trustor in its name, place and stead as hereinafter provided:

7.1.1 Possession and Completion. To take possession of the Site, the Project and the Improvements, remove all employees, contractors and agents of Trustor therefrom, complete or attempt to complete the work of construction, and market, sell or lease the Site, the Project and the Improvements.

7.1.2 Employment of Others. To employ such contractors, subcontractors, suppliers, architects, inspectors, consultants, property managers and other agents as Beneficiary, in its discretion, deems proper for the completion of any Improvements, for the protection or clearance of title to the Site, the Project or the Improvements, or for the protection of Beneficiary’s interests with respect thereto.

7.1.3 Security Guards. To employ watchmen to protect the Site, the Project and the Improvements from injury.

7.1.4 Compromise Claims. To pay, settle or compromise all bills and claims then existing or thereafter arising against Trustor, which Beneficiary, in its discretion, deems proper for the protection or clearance of title to the Site, the Project, the Improvements or Personal Property, or for the protection of Beneficiary’s interests with respect thereto.

7.1.5 Legal Proceedings. To prosecute and defend all actions and proceedings in connection with the Site, the Project or the Improvements.

7.1.6 Other Acts. To execute, acknowledge and deliver all other instruments and documents in the name of Trustor that are necessary or desirable, to exercise Trustor’s rights under all contracts concerning the Site, the Project or the Improvements, including, without limitation, under any Space Leases, and to do all other acts with respect to the Site, the Project or the Improvements that Trustor might do on its own behalf, as Beneficiary, in its reasonable discretion, deems proper.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

[DEED OF TRUST (Phase I & I-A Site)

VCR]

IN WITNESS WHEREOF, Trustor has executed this Amended and Restated Deed of Trust, Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing to be effective as of the day and year first above written.

TRUSTOR:

VENETIAN CASINO RESORT, LLC, a Nevada limited liability company, as Trustor

By:	Las Vegas Sands, Inc., its managing member

By:	/s/ HARRY MILTENBERGER
	Name	Harry Miltenberger
	Title:	Vice President Finance

(Signatures continue on following pages)

[VCR/LVSI Amended and Restated Deed of Trust]

[DEED OF TRUST (Phase I & I-A Site)

LVSI]

LAS VEGAS SANDS, INC. a Nevada corporation

By:	/s/ HARRY MILTENBERGER
	Name	Harry Miltenberger
	Title:	Vice President Finance

(Signatures continue on the following pages)

[VCR/LVSI Amended and Restated Deed of Trust]

[DEED OF TRUST (Phase I & I-A Site)

Scotia]

BENEFICIARY:

THE BANK OF NOVA SCOTIA,

By:	/s/ PAUL EFRON
	Name:	Paul Efron
	Title:	Authorized Signatory

[VCR/LVSI Amended and Restated Deed of Trust]

[DEED OF TRUST (Phase I & I-A Site)

LVSI & VCR]

State of Nevada	)
County of Clark	)	ss.:

As to Venetian Casino Resort, LLC, this instrument was acknowledged before me on February 18, 2005 by Harry Miltenberger.

/s/ BONNIE BRUCE
Name:	Bonnie Bruce
Notary Public

Notarial Seal

As to Las Vegas Sands, Inc., this instrument was acknowledged before me on February 18, 2005 by Harry Miltenberger.

/s/ BONNIE BRUCE
Name:	Bonnie Bruce
Notary Public

Notarial Seal

(Notary Acknowledgment)

[VCR/LVSI Amended and Restated Deed of Trust]

N-1

[DEED OF TRUST (Phase I & I-A Site)

Scotia]

State of California)
County of San Francisco)	ss.:

As to The Bank of Nova Scotia, this instrument was acknowledged before me on February 18, 2005 by (person appearing before notary public) Chris Osborn.

/S/ STEPHANIE CHASSIN
Name:	Stephanie Chassin
Notary Public

Notarial Seal

(Notary Acknowledgment)

[VCR/LVSI Amended and Restated Deed of Trust]

N-2

EXHIBIT A

DESCRIPTION OF PHASE I HOTEL/CASINO LAND

Real property in the City of Las Vegas, County of Clark, State of Nevada, described as follows:

PARCEL 6: (Parcels 6 thru 14)

A PARCEL OF LAND SITUATE IN THE WEST HALF (W 1/2) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTER QUARTER CORNER OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., AS SHOWN ON PARCEL MAP IN FILE 33, PAGE 98 OF CLARK COUNTY RECORDS, CLARK COUNTY, NEVADA, FROM WHENCE THE CENTER SOUTH 1/16TH CORNER OF SAID SECTION 16 BEARS SOUTH 00°24’18” EAST A DISTANCE OF 1331.31 FEET; THENCE TO THE CENTERLINE INTERSECTION OF KOVAL LANE AND SANDS AVENUE, NORTH 00°24’18” WEST A DISTANCE OF 10.00 FEET; THENCE ALONG THE CENTERLINE OF SANDS AVENUE, NORTH 88°41’36” WEST A DISTANCE OF 114.70 FEET; THENCE CONTINUING ALONG SAID CENTERLINE OF SANDS AVENUE THROUGH A TANGENT CURVE TO THE RIGHT, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 600.00 FEET, A CENTRAL ANGLE OF 50°30’45”, AND AN ARC LENGTH OF 528.96 FEET; THENCE DEPARTING SAID CENTERLINE OF SANDS AVENUE, SOUTH 51°49’09” WEST A DISTANCE OF 50.00 FEET TO A POINT ON THE WEST RIGHT-OF-WAY OF SAID SANDS AVENUE AND THE POINT OF BEGINNING;

THENCE ALONG THE BOUNDARY OF LOT 2 AS SHOWN ON AMENDED PARCEL MAP FILED IN FILE 91, PAGE 89 OF PARCEL MAPS, THE FOLLOWING SIX (6) COURSES: SOUTH 51°33’08” WEST A DISTANCE OF 213.88 FEET; THENCE SOUTH 01°00’22” WEST A DISTANCE OF 203.20 FEET; THENCE NORTH 89°00’34” WEST A DISTANCE OF 110.80 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE TO THE WEST, HAVING A RADIUS OF 410.82 FEET AND THROUGH WHICH A LINE TO THE RADIUS POINT BEARS SOUTH 62°11’16” WEST; THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 28°49’30”, AND AN ARC LENGTH OF 206.68 FEET; THENCE SOUTH 01°00’46” WEST A DISTANCE OF 495.04 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE TO THE NORTH, HAVING A RADIUS OF 117.00 FEET AND THROUGH WHICH A LINE TO THE RADIUS POINT BEARS NORTH 15°08’27” WEST; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 16°08’10”, AND AN ARC LENGTH OF 32.95 FEET TO A POINT ON THE NORTH LINE OF PARCEL 2 AS SHOWN ON PARCEL MAP FILED IN FILE 56, PAGE 72 OF PARCEL MAPS; THENCE ALONG SAID LINE NORTH 89°00’17” WEST A DISTANCE OF 455.28 FEET; THENCE SOUTH 00°28’09” EAST A DISTANCE OF 7.81 FEET; THENCE NORTH 88°51’25” WEST A DISTANCE OF 562.02 FEET; THENCE NORTH 00°55’34” WEST A DISTANCE OF 200.11 FEET; THENCE NORTH 89°01’44” WEST A DISTANCE OF 132.47 FEET; THENCE NORTH 00°56’23” WEST A DISTANCE OF 175.78 FEET; THENCE NORTH 01°00’40” EAST A DISTANCE OF

Ex-A

74.35 FEET; THENCE NORTH 88°59’20” WEST A DISTANCE OF 173.15 FEET; THENCE SOUTH 41°06’38” WEST A DISTANCE OF 97.20 FEET; THENCE NORTH 88°59’20” WEST A DISTANCE OF 3.47 FEET TO A POINT ON THE EAST RIGHT-OF-WAY OF U.S. HIGHWAY NO. 91 (LAS VEGAS BLVD.), SAID POINT BEING THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 3960.00 FEET AND THROUGH WHICH A LINE TO THE RADIUS POINT BEARS SOUTH 69°04’19” EAST; THENCE NORTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 07°04’39”, AND AN ARC LENGTH OF 489.16 FEET; THENCE CONTINUING ALONG SAID EAST RIGHT-OF-WAY, NORTH 28°00’20” EAST A DISTANCE OF 247.72 FEET; THENCE DEPARTING SAID RIGHT-OF-WAY, SOUTH 89°05’40” EAST A DISTANCE OF 336.41 FEET; THENCE NORTH 00°59’07” EAST A DISTANCE OF 89.23 FEET; THENCE SOUTH 88°59’59” EAST A DISTANCE OF 443.60 FEET; THENCE SOUTH 01°00’00” WEST A DISTANCE OF 38.17 FEET; THENCE NORTH 89°00’00” WEST A DISTANCE OF 10.67 FEET; THENCE SOUTH 01°00’00” WEST A DISTANCE OF 38.67 FEET; THENCE SOUTH 89°00’00” EAST A DISTANCE OF 10.67 FEET; THENCE SOUTH 01°00’00” WEST A DISTANCE OF 39.17 FEET; THENCE SOUTH 88°58’54” EAST A DISTANCE OF 380.30 FEET; THENCE NORTH 51°34’35” WEST A DISTANCE OF 172.55 FEET TO A POINT ON THE AFOREMENTIONED RIGHT-OF-WAY OF SANDS AVENUE, SAID POINT BEING THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 650.00 FEET AND THROUGH WHICH A LINE TO THE RADIUS POINT BEARS NORTH 60°54’23” EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 09°05’14”, AND AN ARC LENGTH OF 103.09 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION WAS PREPARED BY JOHN E. FORSMAN, P.L.S. 9911 COVINGTON CROSS DRIVE, SUITE 104, LAS VEGAS, NEVADA, 89144

THE ABOVE DESCRIPTION INCLUDES THE FOLLOWING DESCRIBED PARCELS OF LAND DEPICTED ON THAT CERTAIN RECORD OF SURVEY RECORDED JUNE 14, 2004 IN BOOK 20040614 AS DOCUMENT NO. 01698, IN FILE 138, PAGE 77 AND BY SURVEY RECORDED IN FILE 140, PAGE 11 OF SURVEYS:

SURVEY AREA III:

A PORTION OF LOT 1 FROM ELEVATION 2092 FEET TO 2117 FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE NORTH 84°35’37” WEST, 1816.02 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00°58’05” WEST, 64.86 FEET; THENCE NORTH 89°45’02” WEST, 21.55 FEET; THENCE SOUTH 01°01’42” WEST, 28.77 FEET;

Ex-A

THENCE SOUTH 88°58’43” EAST, 10.16 FEET; THENCE SOUTH 01°01’17” WEST, 3.11 FEET; THENCE NORTH 88°43’34” WEST, 42.16 FEET; THENCE SOUTH 01°16’26” WEST, 0.92 FEET; THENCE NORTH 88°41’52” WEST, 18.54 FEET; THENCE NORTH 11°25’00” WEST, 63.44 FEET; THENCE NORTH 25°31’16” EAST, 7.68 FEET; THENCE NORTH 28°23’13” EAST, 12.38 FEET; THENCE NORTH 80°01’14” EAST, 5.72 FEET; THENCE SOUTH 09°58’46” EAST, 0.98 FEET; THENCE NORTH 79°01’11” EAST, 39.29 FEET; THENCE NORTH 00°19’42” EAST, 23.66 FEET; THENCE SOUTH 89°40’18” EAST, 18.60 FEET; THENCE SOUTH 44°07’42” EAST, 10.18 FEET; THENCE SOUTH 01°20’26” WEST, 7.31 FEET; THENCE SOUTH 89°15’28” EAST, 7.11 FEET TO THE POINT OF BEGINNING.

SURVEY AREA IV:

A PORTION OF LOT 1 FROM ELEVATION 2092± FEET TO 2117± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE NORTH 85°24’25” WEST, 1655.78 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01°03’39” WEST, 27.98 FEET; THENCE NORTH 88°27’11” WEST, 15.87 FEET; THENCE SOUTH 01°00’49” WEST, 19.24 FEET; THENCE NORTH 88°59’11” WEST, 3.50 FEET; THENCE SOUTH 01°00’49” WEST, 6.90 FEET; THENCE SOUTH 47°14’39” WEST, 19.65 FEET; THENCE NORTH 43°50’28” WEST, 14.72 FEET; THENCE SOUTH 49°21’55” WEST, 3.73 FEET; THENCE NORTH 44°02’10” WEST, 28.71 FEET; THENCE NORTH 41°44’12” EAST, 3.74 FEET; THENCE NORTH 44°01’35” WEST, 14.81 FEET; THENCE NORTH 45°56’19” EAST, 27.76 FEET; THENCE SOUTH 43°49’53” EAST, 19.83 FEET; THENCE SOUTH 89°03’15” EAST, 5.27 FEET; THENCE NORTH 00°11’58” WEST, 0.60 FEET; THENCE NORTH 89°48’02” EAST, 15.28 FEET; THENCE NORTH 00°11’58” WEST, 3.59 FEET; THENCE NORTH 45°53’39” EAST, 6.66 FEET; THENCE NORTH 00°42’06” WEST, 2.37 FEET; THENCE NORTH 47°13’35” WEST, 8.14 FEET; THENCE NORTH 45°55’49” EAST, 9.58 FEET; THENCE SOUTH 88°48’47” EAST, 8.79 FEET; THENCE SOUTH 01°00’22” WEST, 3.36 FEET; THENCE SOUTH 88°58’09” EAST, 6.95 FEET TO THE POINT OF BEGINNING.

Ex-A

SURVEY AREA V:

A PORTION OF LOT 1 FROM ELEVATION 2092± FEET TO 2117± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW1/4) OF SAID SECTION 16; THENCE NORTH 78°10’24” WEST, 1435.98 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01°04’16” WEST, 31.65 FEET; THENCE SOUTH 44°00’05” EAST, 13.76 FEET; THENCE SOUTH 01°05’53” WEST, 20.66 FEET; THENCE SOUTH 46°04’22” WEST, 13.66 FEET; THENCE SOUTH 17°54’51” EAST, 6.50 FEET; THENCE SOUTH 08°16’39” EAST, 15.59 FEET; THENCE SOUTH 04°10’41” WEST, 52.31 FEET; TO A POINT OF A NON-TANGENT CURVE, CONCAVE TO THE NORTHWEST, FROM WHICH BEGINNING THE RADIAL POINT BEARS SOUTH 82°38’18” EAST, A RADIUS OF 4.48 FEET, AN ARC LENGTH OF 8.42 FEET, AND THROUGH A CENTRAL ANGLE OF 107°46’49”; THENCE NORTH 65°22’25” WEST, 6.86 FEET; THENCE NORTH 40°15’30” WEST, 1.46 FEET; THENCE SOUTH 89°22’35” WEST, 10.29 FEET; THENCE SOUTH 66°57’30” WEST, 10.28 FEET; THENCE SOUTH 45°27’57” WEST, 10.30 FEET; THENCE SOUTH 22°55’00” WEST, 10.29 FEET; THENCE SOUTH 01°01’37” WEST, 10.32 FEET; THENCE SOUTH 22°03’44” EAST, 11.15 FEET; THENCE SOUTH 45°42’40” EAST, 11.06 FEET; THENCE SOUTH 00°58’41” WEST, 53.01 FEET; THENCE SOUTH 46°05’31” WEST, 42.51 FEET; THENCE NORTH 89°04’00” WEST, 24.16 FEET TO A POINT OF A NON-TANGENT CURVE, CONCAVE TO THE SOUTH, FROM WHICH BEGINNING THE RADIAL POINT BEARS SOUTH 58°02’28” WEST, A RADIUS OF 25.95 FEET, AN ARC LENGTH OF 47.39 FEET, THROUGH A CENTRAL ANGLE OF 104°39’04”; THENCE NORTH 43°58’22” WEST, 77.44 FEET; THENCE NORTH 00°49’55” EAST, 20.30 FEET; THENCE NORTH 88°33’31” WEST, 14.85 FEET; THENCE NORTH 00°37’42” EAST 55.27 FEET; THENCE SOUTH 88°59’40” EAST, 1.35 FEET; THENCE NORTH 01°00’20” EAST, 71.62 FEET; THENCE NORTH 88°58’52” WEST, 15.07 FEET; THENCE NORTH 01°00’59” EAST, 57.10 FEET; THENCE SOUTH 89°52’53” WEST, 0.97 FEET; THENCE NORTH 00°55’25” EAST, 39.52 FEET; THENCE SOUTH 89°00’47” EAST, 198.27 FEET TO POINT OF A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST, FROM WHICH BEGINNING THE RADIAL POINT BEARS SOUTH 83°49’52” EAST, A RADIUS OF 26.29 FEET, AN ARC LENGTH OF 28.41 FEET, THROUGH A CENTRAL ANGLE OF 61°54’45” TO THE POINT OF BEGINNING.

SURVEY AREA VI:

A PORTION OF LOT 1 FROM ELEVATION 2092± FEET TO 2117± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE NORTH 85°33’18” WEST, 1352.88 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00°59’17” WEST, 29.45 FEET; THENCE NORTH 89°00’43” WEST, 28.80 FEET; THENCE SOUTH 00°59’17” WEST, 12.00 FEET; THENCE SOUTH 89°00’43” EAST, 2.50 FEET; THENCE SOUTH 00°59’17” WEST, 8.83 FEET; THENCE NORTH 89°00’43” WEST, 2.50 FEET; THENCE SOUTH 00°59’17” WEST, 39.05 FEET; THENCE NORTH 89°52’01” WEST, 1.25 FEET; THENCE SOUTH 00°59’17” WEST, 11.19 FEET; THENCE SOUTH 43°48’15” EAST, 5.73 FEET; THENCE SOUTH

Ex-A

00°43’00” WEST, 20.49 FEET; THENCE SOUTH 89°17’00” WEST, 64.88 FEET; THENCE NORTH 00°29’26” EAST, 11.98 FEET; THENCE NORTH 42°57’37” WEST, 7.57 FEET; THENCE NORTH 46°01’06” EAST, 49.08 FEET; THENCE NORTH 01°30’30” EAST, 13.75 FEET; THENCE NORTH 89°47’58” WEST, 0.83 FEET; THENCE NORTH 00°54’44” EAST, 53.91 FEET TO THE BEGINNING OF NON-TANGENT CURVE, CONCAVE TO THE SOUTHEAST, FROM WHICH BEGINNING THE RADIAL POINT BEARS SOUTH 32°38’18” EAST, A RADIUS OF 50.14 FEET, AND ARC LENGTH OF 31.59 FEET AND THROUGH A CENTRAL ANGLE OF 36°05’25”; THENCE SOUTH 84°13’45” EAST, 32.42 FEET TO THE POINT OF BEGINNING.

SURVEY AREA VII:

A PORTION OF LOT 1 FROM ELEVATION 2092± FEET TO 2117± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE SOUTH 83°35’46” WEST, 1344.11 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01°01’04” WEST, 106.39 FEET; THENCE SOUTH 45°49’38” WEST, 3.02 FEET; THENCE SOUTH 45°17’39” EAST, 3.87 FEET; THENCE SOUTH 45°55’10” WEST, 16.74 FEET; THENCE NORTH 43°56’40” WEST, 8.44 FEET; THENCE SOUTH 46°07’30” WEST, 18.47 FEET; THENCE NORTH 44°02’50” WEST, 36.27 FEET; THENCE SOUTH 46°18’42” WEST, 45.70 FEET; THENCE NORTH 43°41’18” WEST, 17.74 FEET; THENCE NORTH 21°29’24” WEST, 48.85 FEET; THENCE SOUTH 68°34’01” WEST, 8.31 FEET; THENCE NORTH 21°27’40” WEST, 11.40 FEET; THENCE SOUTH 68°35’22” WEST, 21.21 FEET; THENCE NORTH 21°48’05” WEST, 5.36 FEET; THENCE NORTH 89°32’55” WEST, 1.27 FEET; THENCE NORTH 01°00’49” EAST, 1.98 FEET; THENCE NORTH 18°57’05” WEST, 10.49 FEET TO THE BEGINNING OF NON-TANGENT CURVE, CONCAVE TO THE SOUTHWEST, FROM WHICH BEGINNING THE RADIAL POINT BEARS NORTH 80°11’41” WEST, A RADIUS OF 26.17 FEET, AND ARC LENGTH OF 29.91 FEET AND THROUGH A CENTRAL ANGLE OF 65°30’15”; THENCE NORTH 01°06’30” EAST, 32.29 FEET; THENCE NORTH 46°05’10” EAST, 14.18 FEET; THENCE SOUTH 89°00’18” EAST, 31.89 FEET; THENCE NORTH 00°36’53” EAST, 11.81 FEET; THENCE SOUTH 89°01’53” EAST, 110.47 FEET; THENCE SOUTH 43°59’38” EAST, 24.34 FEET TO THE POINT OF BEGINNING.

SURVEY AREA VIII:

A PORTION OF LOT 1 FROM ELEVATION 2092± FEET TO 2117± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE SOUTH 78°17’25” WEST, 1492.03 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01°04’44” WEST, 3.25 FEET; THENCE NORTH 88°57’17” WEST, 6.84 FEET; THENCE SOUTH 23°14’08” WEST, 37.57 FEET; THENCE NORTH 89°03’09” WEST, 6.60 FEET; THENCE NORTH 00°56’51” EAST, 31.87 FEET; THENCE SOUTH 89°00’17” EAST, 15.03 FEET; THENCE NORTH 00°41’11” EAST, 6.18 FEET; THENCE SOUTH 88°55’16” EAST, 12.69 FEET TO THE POINT OF BEGINNING.

Ex-A

SURVEY AREA IX:

A PORTION OF LOT 1 FROM ELEVATION 2092± FEET TO 2117± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE SOUTH 82°45’43” WEST, 1608.31 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01°17’31” WEST, 16.38 FEET; THENCE NORTH 89°14’31” WEST, 0.32 FEET; THENCE SOUTH 00°45’29” WEST, 14.46 FEET; THENCE SOUTH 88°53’39” EAST, 10.63 FEET; THENCE SOUTH 01°06’21” WEST, 0.28 FEET; THENCE SOUTH 88°41’45” EAST, 3.48 FEET; THENCE SOUTH 01°03’49” WEST, 3.50 FEET; THENCE SOUTH 88°34’59” EAST, 2.75 FEET; THENCE SOUTH 00°59’45” WEST, 25.16 FEET; THENCE NORTH 88°55’00” WEST, 0.15 FEET; THENCE SOUTH 01°05’00” WEST, 12.22 FEET; THENCE NORTH 88°44’37” WEST, 1.37 FEET; THENCE SOUTH 01°15’23” WEST, 1.35 FEET; THENCE SOUTH 88°39’50” EAST, 3.17 FEET; THENCE SOUTH 00°46’02” EAST, 3.38 FEET; THENCE NORTH 89°13’58” EAST, 3.45 FEET; THENCE SOUTH 01°00’09” WEST, 16.37 FEET; THENCE SOUTH 01°13’40” WEST, 11.39 FEET; THENCE NORTH 88°14’40” WEST, 2.02 FEET; THENCE SOUTH 02°04’46” WEST, 5.18 FEET; THENCE SOUTH 87°55’14” EAST, 3.49 FEET; THENCE SOUTH 01°03’13” WEST, 26.53 FEET; THENCE NORTH 89°52’17” WEST, 2.81 FEET; THENCE NORTH 01°09’36” EAST, 1.46 FEET; THENCE NORTH 88°50’24” WEST, 9.43 FEET; THENCE NORTH 88°58’24” WEST, 49.66 FEET; THENCE NORTH 02°17’12” EAST, 3.51 FEET; THENCE SOUTH 89°53’42” WEST, 1.09 FEET; THENCE NORTH 00°35’56” EAST, 12.24 FEET; THENCE SOUTH 89°53’17” WEST, 1.54 FEET; THENCE SOUTH 01°20’33” WEST, 1.41 FEET; THENCE NORTH 88°52’59” WEST, 48.27 FEET; THENCE SOUTH 00°38’40” WEST, 14.58 FEET; THENCE NORTH 89°21’20” WEST, 12.40 FEET; THENCE SOUTH 00°58’18” WEST, 5.00 FEET; THENCE NORTH 89°21’20” EAST, 2.51 FEET; THENCE SOUTH 00°38’40” WEST, 18.87 FEET; THENCE NORTH 89°01’42” WEST, 5.00 FEET; THENCE SOUTH 00°58’18” WEST, 7.36 FEET; THENCE NORTH 89°01’42” WEST, 17.37 FEET; THENCE NORTH 00°58’12” EAST, 25.60 FEET; THENCE NORTH 89°33’01” WEST, 1.70 FEET; THENCE NORTH 00°26’59” EAST, 4.71 FEET; THENCE SOUTH 89°33’01” EAST, 1.70 FEET; THENCE NORTH 00°58’09” EAST, 27.20 FEET; THENCE

Ex-A

NORTH 89°22’24” WEST, 1.70 FEET; THENCE NORTH 00°37’36” EAST, 4.76 FEET; THENCE SOUTH 89°22’24” EAST, 1.70 FEET; THENCE NORTH 00°55’52” EAST, 27.13 FEET; THENCE NORTH 89°08’33” WEST, 1.70 FEET; THENCE NORTH 00°51’27” EAST, 4.74 FEET; THENCE SOUTH 89°08’33” EAST, 1.70 FEET; THENCE NORTH 00°54’55” EAST, 27.16 FEET; THENCE NORTH 88°52’32” WEST, 1.70 FEET; THENCE NORTH 01°07’28” EAST, 4.74 FEET; THENCE SOUTH 88°14’38” EAST, 1.70 FEET; THENCE NORTH 01°07’10” EAST, 7.22 FEET; THENCE NORTH 46°05’43” EAST, 9.32 FEET; THENCE NORTH 44°31’53” EAST, 2.07 FEET; THENCE NORTH 45°47’10” WEST, 0.88 FEET; THENCE NORTH 45°54’01” EAST, 34.34 FEET; THENCE SOUTH 88°56’11” EAST, 31.57 FEET; THENCE NORTH 01°11’19” EAST, 2.52 FEET; THENCE SOUTH 88°48’41” EAST, 17.98 FEET; THENCE SOUTH 01°11’19” WEST, 2.46 FEET; THENCE SOUTH 89°01’42” EAST, 40.85 FEET TO THE POINT OF BEGINNING.

The above descriptions were prepared by Robert B. Barnes, P.L.S.

Professional Land Surveyor Nevada License No. 14186

EXCEPTING THEREFROM ANY PORTION LYING WITHIN UNIT 1 OF THE FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION MAP FILED IN BOOK 85 OF PLATS, PAGE 20 IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

FURTHER EXCEPTING THEREFROM THAT PORTION AS CONVEYED TO GRAND CANAL SHOPS II, LLC, A DELAWARE LIMITED LIABILITY COMPANY (FOR COFFEE BEAN & TEA LEAF) BY THAT CERTAIN QUITCLAIM DEED RECORDED JUNE 10, 2004 IN BOOK 20040610 AS INSTRUMENT NO. 05116 AND CORRECTION DEED RECORDED AUGUST 12, 2004 IN BOOK 20040812 AS INSTRUMENT NO. 04342 OF OFFICIAL RECORDS.

PARCEL 9: (CANYON RANCH SPA CLUB)

SURVEY AREA II

A PORTION OF UNIT 1 FROM ELEVATION OF 2132± FEET TO 2148± FEET OF THAT CERTAIN FINAL MAP ENTITLED “FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID SECTION 16; THENCE NORTH 81°54’54” WEST, 1260.40 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 01°04’06” WEST, 12.08 FEET; THENCE SOUTH 88°55’54” EAST, 3.00 FEET; THENCE SOUTH 01°06’48” WEST, 236.12 FEET; THENCE SOUTH 47°19’35” WEST, 23.78 FEET; THENCE NORTH 43°58’35” WEST, 19.78 FEET; THENCE SOUTH 46°01’25” WEST, 14.35 FEET; THENCE NORTH 44°54’27” WEST, 27.72 FEET; THENCE NORTH 89°00’13” WEST, 42.54 FEET; THENCE NORTH 00°56’55” EAST,

Ex-A

80.30 FEET; THENCE NORTH 89°30’38” WEST, 2.11 FEET; THENCE SOUTH 00°29’22” WEST, 1.90 FEET; THENCE NORTH 88°54’53” WEST, 26.11 FEET; THENCE NORTH 02°19’39” EAST, 1.64 FEET; THENCE NORTH 89°31’18” WEST, 1.71 FEET; THENCE NORTH 01°05’54” EAST, 27.40 FEET; THENCE SOUTH 88°09’48” EAST, 2.11 FEET; THENCE NORTH 00°12’37” EAST, 0.65 FEET; THENCE SOUTH 87°20’14” EAST, 13.02 FEET; THENCE NORTH 02°39’46” EAST, 30.98 FEET; THENCE SOUTH 87°20’14” EAST, 46.05 FEET; THENCE NORTH 02°39’46” EAST, 5.13 FEET; THENCE SOUTH 89°05’30” EAST, 11.75 FEET; THENCE NORTH 00°54’30” EAST, 2.40 FEET; THENCE SOUTH 88°59’44” EAST, 6.06 FEET; THENCE NORTH 01°00’16” EAST, 0.90 FEET; THENCE SOUTH 88°59’44” EAST, 10.00 FEET; THENCE NORTH 01°00’16” EAST, 95.76 FEET; THENCE SOUTH 88°55’54” EAST, 41.15 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED AUGUST 12, 2004 IN BOOK 20040812 AS INSTRUMENT NO. 04341.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED AUGUST 12, 2004 IN BOOK 20040812 AS INSTRUMENT NO. 04341.

PARCEL 11: (CENTRAL PARK)

PARCEL 11A:

Lot One (1) in Block Two (2) of Amended Plat of Central Park West as shown by map thereof on file in Book 10 of Plats, Page 13, in the Office of the County Recorder of Clark County, Nevada.

PARCEL 11B:

Lots Eight (8) and Fourteen (14) in Block One (1) and Lots Three (3), Four (4), Seven (7), Eight (8) and Nine (9) in Block Three (3) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

PARCEL 11C:

Lot Seven (7) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

Ex-A

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West (Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South 01°14’50 West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23 Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96 Clark County Official Records as shown on sheet 4 of 4 of said Plat the following described courses: South 38°23’58” West, 124.87 feet; South 03°25’20” West, 143.05 feet; South 05°05’20” East, 146.54 feet; South 75°54’00” East, 186.65 feet; South 00°58’10” West, 297.06 feet to the True Point of Beginning; thence continuing along said Westerly property line, South 00°58’10” West, 223.70 feet; thence departing said Westerly property line South 88°27’52” East along the North Right of Way line of Westchester Drive, 11.78 feet; thence North 01°53’42” East, 218.71 feet; thence North 70°29’00” West, 16.15 feet to the True Point of Beginning.

PARCEL 11D:

Lot Nine (9) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of Said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West (Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South 01°14’50” West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23, Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records as shown on sheet 4 of 4 of said Plat the following described courses, South 38°23’58” West, 124.87 feet; South 03°25’20” West, 143.05 feet; South 05°05’20” East, 146.54 feet; South 75°54’00” East, 50.00 feet to the True Point of Beginning; thence continuing along said Westerly property line, 136.65 feet; thence along said Westerly property line South 00°58’10” West, 297.06 feet; thence South 70°29’00” East, 16.15 feet; thence the following described courses, North 01°53’42” East, 86.79 feet; North 56°31’26” West, 10.35 feet; North 03°53’12” West, 84.32 feet; North 00°35’09” East, 125.84 feet; North 75°45’45” West, 133.04 feet; North 64°22’43” West, 3.63 feet; South 17°40’50” West, 1.05 feet to the True Point of Beginning.

PARCEL 11E:

Lot Ten (10) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

Ex-A

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West (Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South 01°14’50” West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23 Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records as shown on sheet 4 of 4 of said plat the following described courses, South 38°23’58” West, 124.87 feet; South 03°25’20” West, 143.05 feet; South 05°05’20” East, 146.54 feet to the True Point of Beginning; thence continuing along said Westerly property line, South 75°54’00” East, 50.00 feet; thence North 17°40’50” East, 1.05 feet; thence North 64°22’43” West, 40.72 feet; thence South 62°01’10” West, 13.70 feet to the True Point of Beginning.

PARCEL 11F:

Lot Eleven (11) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West (Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South 01°14’50” West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23, Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records as shown on sheet 4 of 4 of said plat the following described courses, South 38°23’58” West, 124.87 feet; South 03°25’20” West, 143.05 feet; South 05°05’20” East, 96.54 feet to the True Point of Beginning; thence continuing along said Westerly property line, South 05°05’20” East, 50.00 feet; thence North 62°01’10” East, 13.70 feet; thence North 64°22’43” West, 14.71 feet; thence North 05°23’09” West, 37.28 feet; thence North 59°27’21” West, 0.15 feet to the True Point of Beginning.

Ex-A

PARCEL 11G:

Lot Twelve (12) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West (Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South 01°14’50” West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23 Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records as shown on sheet 4 of 4 of said plat the following described courses, South 38°23’58” West, 124.87 feet; South 03°25’20” West, 91.05 feet to the True Point of Beginning; thence continuing along said Westerly property line, South 03°25’20” West, 52.00 feet; South 05°05’20” East, 96.54 feet; thence South 59°27’21” East, 0.15 feet; thence North 05°23’09” West, 73.55 feet; thence North 03°21’12” West, 21.99 feet; thence North 03°39’07” East, 53.50 feet; thence South 61°57’48” West, 0.91 feet to the True Point of Beginning.

PARCEL 11H:

Lot Thirteen (13) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West (Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South 01°14’50” West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23, Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records, as shown on sheet 4 of 4 of said plat, South 38°23’58” West, 124. 87 feet to the True Point of Beginning; thence continuing along said Westerly property line, South 03°25’20” West, 91.05 feet; thence

Ex-A

North 61°57’48” East, 0.91 feet; thence North 03°39’07” East, 43.69 feet; thence North 27°10’16” East 44.40 feet; thence North 29°21’00” East, 4.44 feet; thence North 80°23’00” West, 20.89 feet to the True Point of Beginning.

PARCEL 11I:

Lot Fifteen (15) in Block One (1) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northeast Corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence North 88°45’10” West (Basis of Bearing) along the East-West center of said Section 16, 297.53 feet; thence South 01°14’50” West, 40.00 feet; thence continuing South 01°14’50” West along the West line of Lot Sixteen (16), Block One (1) of Central Park West recorded as Book 8 of Plats, Page 23, Clark County Official Records, 126.00 feet; thence along the Westerly property line of the Easterly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96 Clark County Official Records as shown on sheet 4 of 4 of said plat, South 38°23’58” West, 124.87 feet; thence South 80°23’00” East, 20.89 feet; thence North 29°21’00” East, 117.27 feet; thence North 01°29’24” East, 125.12 feet to a point on the Southerly Right of Way line of Sands Avenue (80.00 feet wide); thence North 88°45’10 West along said Right of Way line, 1.03 feet to the True Point of Beginning.

PARCEL 11J:

Lot One (1) in Block Three (3) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

EXCEPTING THEREFROM

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10’ West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 00°06’03” East, 314.65 feet, South 28°29’57” West 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly

Ex-A

property line of the above mentioned Reversionary Map also being the True Point of Beginning; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West recorded as Book 8 of Plats, Page 23, Clark County Officials Records, 29.71 feet to a point on the Easterly property line of said Reversionary Map; thence North 56°13’40” West along said Easterly property line, 7.45 feet; thence North 00°26’37” West along said Easterly property line, 24.87 feet to the True Point of Beginning.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10’ West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 00°06’03” East, 314.65 feet, South 28°29’57” West 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West, recorded as Book 8 of Plats, Page 23, Clark County Officials Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map also being the True Point of Beginning; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’15” East, 30.37 feet; thence North 55°10’20” East, 12.83 feet to a point on said Easterly property line; thence North 56°13’40” West along said Easterly property line, 44.52 feet to the True Point of Beginning.

AND

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’ 50” West, 40.00 feet to the True Point of Beginning, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Officials Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 00°06’03” East, 314.65 feet, South 28°29’57” West, 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence departing said block wall North 00°26’37” West along the said Easterly property line of said Reversionary Map, 335.56 feet; thence North 88°45’10” West, 0.71 feet to the True Point of Beginning.

Ex-A

PARCEL 11K:

Lot Two (2) in Block Three (3) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Officials Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 00°06’03” East, 314.65 feet, South 28°29’57” West, 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West recorded as Book 8 of Plats, Page 23 Clark County Officials Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 30.37 feet to the True Point of Beginning; thence continuing South 51°03’16” East, 22.07 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 216.28 feet; thence North 88°21’00” East, 4.87 feet to a point on said Easterly property line; thence North 32°02’00” West along said Easterly property line, 216.83 feet; thence North 56°13’40” West along said Easterly property line, 70.16 feet; thence South 55°10’20” West, 12.83 feet to the True Point of Beginning.

PARCEL 11L:

Lot Five (5) in Block Three (3) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

EXCEPTING THEREFROM

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a

Ex-A

Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 0°06’03” East, 314.65 feet, South 28°29’57” West 2.76 feet; South 12°25’06” East 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West, recorded as Book 8 of Plats, Page 23, Clark County Officials Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 52.44 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 273.13 feet; South 02°21’14” East, 61.55 feet; North 88°43’09” East, 3.81 feet to a point on said Easterly property line of said Reversionary Map also being the True Point of Beginning; thence continuing North 88°32’09” East over a portion of Lot Five (5), Block Three (3) of said plat of Central Park West, 3.95 feet; thence South 02°30’28” East, 2.99 feet to a point on said Easterly property line of said Reversionary Map; thence North 69°51’50” West along said Easterly property line, 4.74 feet; thence North 16°16’50” East along said Easterly property line, 1.32 feet to the True Point of Beginning.

AND

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 00°06’03” East, 314.65 feet, South 28°29’57” West 2.76 feet; South 12°25’06” East 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West, recorded as Book 8 of Plats, Page 23, Clark County Officials Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 52.44 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 273.13 feet; South 02°21’14” East, 61.55 feet; North 88°43’09” East, 3.81 feet to a point on said Easterly property line of said Reversionary Map; thence continuing North 88°43’09” East over a portion of Lot Five (5), Block Three (3) of said plat of Central Park West, 3.95 feet; thence South 02°30’28” East, 2.99 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 02°30’28” East, 8.72 feet; thence North 88°32’20” East, 21.86 feet to a point on said Easterly property line of said Reversionary Map also being the True Point of Beginning; thence continuing North 88°32’20” East over a portion of Lot Five (5), Block Three (3) of said plat of Central Park West, 29.59 feet; thence South 29°11’43” East, 14.24 feet; thence South 80°55’10” West, 3.30 feet to a point on said Easterly property line of said Reversionary Map; thence North 69°51’50” West along said easterly property line, 35.43 feet to the True Point of Beginning.

Ex-A

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 00°06’03” East, 314.65 feet, South 28°29’57” West 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West recorded as Book 8 of Plats, Page 23, Clark County Officials Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 52.44 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 216.28 feet to the True Point of Beginning; thence continuing South 31°36’13” East, 56.85 feet; South 02°21’14” East, 61.55 feet, North 88°43’09” East, 3.81 feet to a point on said Easterly property line of said Reversionary Map; thence North 16°16’50” East along said Easterly property line, 116.48 feet; thence South 88°21’60” West along said Easterly property line and its prolongation, 68.81 feet to the True Point of Beginning.

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 0°06’03” East, 314.65 feet, South 28°29’57” West, 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West, recorded as Book 8 of Plats, Page 23, Clark County Official Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 52.44 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 273.13 feet; South 02°21’14” East, 61.55 feet; North 88°43’09” East, 3.81 feet to a point on said Easterly property line of said Reversionary Map; thence continuing North 88°43’09” East over a portion of Lot

Ex-A

Five (5), Block Three (3) of said Plat of Central Park West, 3.95 feet; thence South 02°30’28” East, 2.99 feet to a point on said Easterly property line of said Reversionary Map also being the True Point of Beginning; thence continuing South 02°30’28” East, 8.72 feet; thence North 88°32’20” East, 21.86 feet; thence departing said block wall North 69°51’50” West along said Easterly property line of said Reversionary Map, 23.69 feet to the True Point of Beginning.

PARCEL 11M:

Lot Six (6) in Block Three (3) of Central Park West, as shown by map thereof on file in Book 8 of Plats, Page 23, in the Office of the County Recorder of Clark County, Nevada.

EXCEPTING THEREFROM

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Official Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 0°06’03” East, 314.65 feet, South 28°29’57” West, 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West, recorded as Book 8 of Plats, Page 23, Clark County Official Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 52.44 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 273.13 feet; South 02°21’14” East, 61.55 feet; North 88°43’09” East, 3.81 feet to a point on said Easterly property line of said Reversionary Map; thence continuing North 88°32’09” East over a portion of Lot Five (5), Block Three (3) of said Plat of Central Park West, 3.95 feet; thence South 02°30’28” East, 2.99 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 02°30’28” East, 8.72 feet; thence North 88°32’20” East, 21.86 feet to a point on said Easterly property line of said Reversionary Map; thence continuing North 88°32’20” East over a portion of Lot Five (5), Block Three (3) of said Plat of Central Park West, 29.59 feet; thence South 29°11’43” East, 14.24 feet to the True Point of Beginning; thence continuing South 29°11’43” East, over a portion of Lot Six (6), Block Three (3) of said plat of Central Park West 45.50 feet to a point on said Easterly property line of said Reversionary Map; thence North 32°59’40” West along said Easterly property line, 46.74 feet; thence North 80°55’10” East, 3.30 feet to the True Point of Beginning.

Ex-A

TOGETHER WITH

A portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County Nevada, more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence South 88°45’10” East (Basis of Bearing) along the East-West center of said Section 16, 185.54 feet; thence South 01°14’50” West, 40.00 feet to a point, said point being North 88°45’10” West, 0.71 feet from the most Northeasterly corner of the Westerly portion of a Reversionary Map of a portion of Central Park West recorded as Book 29 of Plats, Page 96, Clark County Officials Records, as shown on sheet 2 of 4 of said Plat; thence along the centerline of an existing block wall the following described courses, South 0°06’03” East, 314.65 feet, South 28°29’57” West, 2.76 feet; South 12°25’06” East, 18.93 feet to a point on the Easterly property line of the above mentioned Reversionary Map; thence continuing South 12°25’06” East over a portion of Lot One (1), Block Three (3) of Central Park West recorded as Book 8 of Plats, Page 23 Clark County Officials Records, 29.71 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 12°25’06” East, 13.30 feet; South 51°03’16” East, 52.44 feet; South 70°06’21” East, 51.56 feet; South 31°36’13” East, 273.13 feet; South 02°21’14” East, 61.55 feet; North 88°43’09” East, 3.81 feet to a point on said Easterly property line of said Reversionary Map; thence continuing North 88°43’09” East over a portion of Lot Five (5), Block Three (3) of said Plat of Central Park West, 3.95 feet; thence South 02°30’28” East, 2.99 feet to a point on said Easterly property line of said Reversionary Map; thence continuing South 02°30’28” East, 8.72 feet; thence North 88°32’20” East, 21.86 feet to a point on said Easterly property line of said Reversionary Map; thence continuing North 88°32’20” East over a portion of Lots Five (5) and Six (6), Block Three (3) of said Plat of Central Park West, 29.59 feet; thence South 29°11’43” East, 59.74 feet to a point on said Easterly property line of said Reversionary Map also being the True Point of Beginning; thence continuing South 29°11’43” East, 83.49 feet; thence South 13°37’04” East, 13.70 feet; thence continuing along said centerline of said block wall and its projection South 55°54’29” East, 20.47 feet to a point on said Easterly property line of said Reversionary Map; thence departing said block wall and its projection North 12°13’30” East along said Easterly property line, 2.96 feet; thence North 32°59’40” West along said property line, 113.00 feet to the True Point of Beginning.

The above metes and bounds descriptions last appeared in that certain Grant, Bargain, Sale Deed recorded May 6, 2004 in Book 20040506 as Document No. 03640, Official Records.

Parcel 11N:

Together with that portion of Central Park Circle as vacated by order of vacation recorded October 5, 2004 in Book 20041005 as Document No. 02227.

Ex-A

EXHIBIT B

DESCRIPTION OF CASINO LEASED PREMISES

A PARCEL OF LAND SITUATE IN THE WEST HALF (W 1/2) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTER QUARTER CORNER OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., AS SHOWN ON PARCEL MAP IN FILE 33, PAGE 98 OF CLARK COUNTY RECORDS, CLARK COUNTY, NEVADA, FROM WHENCE THE CENTER SOUTH 1/16TH CORNER OF SAID SECTION 16 BEARS SOUTH 00°24’18” EAST A DISTANCE OF 1331.31 FEET; THENCE TO THE CENTERLINE INTERSECTION OF KOVAL LANE AND SANDS AVENUE, NORTH 00°24’18” WEST A DISTANCE OF 10.00 FEET; THENCE ALONG THE CENTERLINE OF SANDS AVENUE, NORTH 88°41’36” WEST A DISTANCE OF 114.70 FEET; THENCE CONTINUING ALONG SAID CENTERLINE OF SANDS AVENUE THROUGH A TANGENT CURVE TO THE RIGHT, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 600.00 FEET, A CENTRAL ANGLE OF 50°30’45”, AND AN ARC LENGTH OF 528.96 FEET; THENCE DEPARTING SAID CENTERLINE OF SANDS AVENUE, SOUTH 51°49’09” WEST A DISTANCE OF 50.00 FEET TO A POINT ON THE WEST RIGHT-OF-WAY OF SAID SANDS AVENUE AND THE POINT OF BEGINNING;

THENCE ALONG THE BOUNDARY OF LOT 2 AS SHOWN ON AMENDED PARCEL MAP FILED IN FILE 91, PAGE 89 OF PARCEL MAPS, THE FOLLOWING SIX (6) COURSES: SOUTH 51°33’08” WEST A DISTANCE OF 213.88 FEET; THENCE SOUTH 01°00’22” WEST A DISTANCE OF 203.20 FEET; THENCE NORTH 89°00’34” WEST A DISTANCE OF 110.80 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE TO THE WEST, HAVING A RADIUS OF 410.82 FEET AND THROUGH WHICH A LINE TO THE RADIUS POINT BEARS SOUTH 62°11’16” WEST; THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 28°49’30”, AND AN ARC LENGTH OF 206.68 FEET; THENCE SOUTH 01°00’46” WEST A DISTANCE OF 495.04 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE TO THE NORTH, HAVING A RADIUS OF 117.00 FEET AND THROUGH WHICH A LINE TO THE RADIUS POINT BEARS NORTH 15°08’27” WEST; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 16°08’10”, AND AN ARC LENGTH OF 32.95 FEET TO A POINT ON THE NORTH LINE OF PARCEL 2 AS SHOWN ON PARCEL MAP FILED IN FILE 56, PAGE 72 OF PARCEL MAPS; THENCE ALONG SAID LINE NORTH 89°00’17” WEST A DISTANCE OF 455.28 FEET; THENCE SOUTH 00°28’09” EAST A DISTANCE OF 7.81 FEET; THENCE NORTH 88°51’25” WEST A DISTANCE OF 562.02 FEET; THENCE NORTH 00°55’34” WEST A DISTANCE OF 200.11 FEET; THENCE NORTH 89°01’44” WEST A DISTANCE OF 132.47 FEET; THENCE NORTH 00°56’23” WEST A DISTANCE OF 175.78 FEET; THENCE NORTH 01°00’40” EAST A DISTANCE OF 74.35 FEET; THENCE NORTH 88°59’20” WEST A DISTANCE OF 173.15 FEET; THENCE SOUTH 41°06’38” WEST A DISTANCE OF 97.20 FEET; THENCE NORTH 88°59’20” WEST A DISTANCE OF 3.47 FEET TO A POINT ON THE EAST RIGHT-OF-WAY OF U.S. HIGHWAY NO. 91 (LAS VEGAS BLVD.), SAID POINT BEING THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF

Exh-B

3960.00 FEET AND THROUGH WHICH A LINE TO THE RADIUS POINT BEARS SOUTH 69°04’19” EAST; THENCE NORTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 07°04’39”, AND AN ARC LENGTH OF 489.16 FEET; THENCE CONTINUING ALONG SAID EAST RIGHT-OF-WAY, NORTH 28°00’20” EAST A DISTANCE OF 247.72 FEET; THENCE DEPARTING SAID RIGHT-OF-WAY, SOUTH 89°05’40” EAST A DISTANCE OF 336.41 FEET; THENCE NORTH 00°59’07” EAST A DISTANCE OF 89.23 FEET; THENCE SOUTH 88°59’59” EAST A DISTANCE OF 443.60 FEET; THENCE SOUTH 01°00’00” WEST A DISTANCE OF 38.17 FEET; THENCE NORTH 89°00’00” WEST A DISTANCE OF 10.67 FEET; THENCE SOUTH 01°00’00” WEST A DISTANCE OF 38.67 FEET; THENCE SOUTH 89°00’00” EAST A DISTANCE OF 10.67 FEET; THENCE SOUTH 01°00’00” WEST A DISTANCE OF 39.17 FEET; THENCE SOUTH 88°58’54” EAST A DISTANCE OF 380.30 FEET; THENCE NORTH 51°34’35” WEST A DISTANCE OF 172.55 FEET TO A POINT ON THE AFOREMENTIONED RIGHT-OF-WAY OF SANDS AVENUE, SAID POINT BEING THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 650.00 FEET AND THROUGH WHICH A LINE TO THE RADIUS POINT BEARS NORTH 60°54’23” EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 09°05’14”, AND AN ARC LENGTH OF 103.09 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION WAS PREPARED BY JOHN E. FORSMAN, P.L.S. 9911 COVINGTON CROSS DRIVE, SUITE 104, LAS VEGAS, NEVADA, 89144

EXCEPTING THEREFROM ANY PORTION LYING WITHIN UNIT 1 OF THE FINAL MAP OF THE VENETIAN COMMERCIAL SUBDIVISION MAP FILED IN BOOK 85 OF PLATS, PAGE 20 IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA

Exh-B

EXHIBIT C

DESCRIPTION OF PHASE I-A AIR SPACE

Real property in the City of Las Vegas, County of Clark, State of Nevada, described as follows:

PARCEL 10:

LOT A-1 IS AN ABOVE GROUND LOT WITH THE FOLLOWING VERTICAL CONSTRAINTS: A LOWER PLACE ELEVATION OF 2090.29 FEET AND AN UPPER PLAIN ELEVATION OF 2109.79 FEET, BASED ON THE NORTH AMERICAN VERTICAL DATUM OF 1988, BEING A PORTION OF LOT 2 AS SHOWN IN FILE 96, PAGE 37 OF SURVEYS AND BEING A PORTION OF LOT 1 AS SHOWN IN THAT CERTAIN FINAL MAP ENTITLED “THE VENETIAN COMMERCIAL SUBDIVISION”, RECORDED IN BOOK 85, PAGE 20 OF PLATS ON FILE AT THE CLARK COUNTY, NEVADA RECORDER’S OFFICE AND ALSO BEING A PORTION OF LOT “A” AS PER RECORD OF SURVEY FILE 122, PAGE 62 OF OFFICIAL CLARK COUNTY RECORDS, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW1/4) OF SAID SECTION 16, BEING A POINT ON THE CENTERLINE OF KOVAL LANE; THENCE ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 16 AND THE CENTERLINE OF SAID KOVAL LANE, NORTH 00°24’18” WEST, 10.00 FEET TO THE CENTERLINE OF SANDS AVENUE (WEST); THENCE ALONG THE CENTERLINE OF SAID SANDS AVENUE, NORTH 88°41’36” WEST, 114.70 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 600.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE AND CENTERLINE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 59°35’58”, AN ARC LENGTH OF 624.13 FEET; THENCE DEPARTING SAID CENTERLINE, ALONG A RADIAL BEARING OF SOUTH 60°54’23” WEST, 50.00 FEET TO THE MOST EASTERLY CORNER OF SAID LOT 2; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 2, SOUTH 51°34’35” WEST, 47.14 FEET TO THE POINT OF BEGINNING; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 2 THE FOLLOWING SEVEN (7) COURSES: (1) SOUTH 51°34’35” WEST, 125.41 FEET; (2) NORTH 88°58’54” WEST, 380.30 FEET; (3) NORTH 01°00’00” EAST, 39.17 FEET; (4) NORTH 89°00’00” WEST, 10.67 FEET; (5) NORTH 01°00’00” EAST, 38.67 FEET; (6) SOUTH 89°00’00” EAST, 10.67 FEET; (7) NORTH 01°00’00” EAST, 38.17 FEET; THENCE CONTINUING NORTH 01°00’00” EAST, 100.30 FEET; THENCE SOUTH 89°04’06” EAST, 340.30 FEET; THENCE NORTH 00°55’54” EAST, 48.75 FEET; THENCE SOUTH 89°04’06” EAST, 39.64 FEET; THENCE SOUTH 00°57’00” WEST, 29.17 FEET; THENCE SOUTH 89°04’04” EAST, 48.70 FEET; THENCE SOUTH 00°55’54” WEST, 35.08 FEET; THENCE SOUTH 89°04’00” EAST, 17.62 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE NORTHEAST AND HAVING A RADIUS OF 299.52 FEET, FROM WHICH BEGINNING THE RADIUS BEARS NORTH 88°52’29” EAST; THENCE

Exh-C

SOUTHEASTERLY ALONG SAID CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 24°13’18”, AN ARC LENGTH OF 126.62 FEET TO THE POINT OF BEGINNING.

LOT A-1 ABOVE IS ALSO SHOWN AS LOT A-1 ON RECORD OF SURVEY FILED IN FILE 124, PAGE 55 OF OFFICIAL CLARK COUNTY RECORDS.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JUNE 7, 2002 IN BOOK 20020607 AS INSTRUMENT NO. 00725.

Exh-C

EXHIBIT D

DESCRIPTION OF GONDOLA LEASED PREMISES

Real property in the City of Las Vegas, County of Clark, State of Nevada, described as follows:

PARCEL 12: (SPACE NO. 2460 AND ADDITIONAL SPACE)

That certain portion of the Grand Canal Shops as depicted on Exhibit “B” of that certain unrecorded Lease dated May 17, 2004 by and between Grand Canal Shops II, LLC, a Delaware limited liability company, as Lessor and Venetian Casino Resort, LLC, a Nevada limited liability company, as Lessee, as disclosed to the company.

Exh-D

EXHIBIT E

DESCRIPTION OF OFFICE SPACE LEASED PREMISES

Real property in the City of Las Vegas, County of Clark, State of Nevada, described as follows:

PARCEL 13: (OFFICE SPACE LEASE)

That certain portion of the Grand Canal Shops as depicted on Exhibit “B” of that certain unrecorded Lease dated May 17, 2004 by and between Grand Canal Shops II, LLC, a Delaware limited liability company, as Lessor and Venetian Casino Resort, LLC, a Nevada limited liability company, as Lessee, as disclosed to the company.

Exh-E

EXHIBIT F

DESCRIPTION OF SHOWROOM SPACE LEASE

Real property in the City of Las Vegas, County of Clark, State of Nevada, described as follows:

PARCEL 14: (“SHOWROOM SPACE” - SPACE NO. 1158)

That certain portion of the Grand Canal Shops as depicted on Exhibit “B” of that certain unrecorded Lease dated May 17, 2004 by and between Grand Canal Shops II, LLC, a Delaware limited liability company, as Lessor and Venetian Casino Resort, LLC, a Nevada limited liability company, as Lessee, as disclosed to the company.

Exh-F